UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the SecuritiesExchange Act of 1934 (Amendment No.)

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Data I/O Corporation
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DATA I/O CORPORATION

NOTICE OF 2021

ANNUAL MEETING

and

PROXY STATEMENT

DATA I/O CORPORATION

April 5, 2021

To Our Shareholders:

You are cordially invited to attend the 2021 Annual Meeting of Data I/O Corporation, which will be held at Data I/O’s headquarters at 6645 185th Ave NE, Suite 100, Redmond, Washington 98052. The meeting will begin at 10:00 a.m. Pacific Daylight Time on Thursday, May 20, 2021.

Officers of Data I/O will be attending and will respond to questions after the meeting. Formal business will include the election of directors, ratification of the continued appointment of Grant Thornton LLP as Data I/O’s independent auditors, an advisory vote on executive compensation, and consideration of a proposal to amend and restate Data I/O’s 2000 Stock Compensation Incentive Plan.

Please read the proxy materials carefully. Your vote is important. Data I/O appreciates you considering and acting on the proposals presented. The meeting is not being held as a virtual or hybrid meeting, so in order to attend and vote at the meeting (as opposed to voting by proxy), you must attend the meeting in person. However, due to ongoing concerns related to the spread of COVID-19, and in order to mitigate potential risks to the health and safety of our shareholders, employees, and other stakeholders, the Company encourages shareholders to vote on the matters before the meeting by proxy, and if you wish to listen to the annual meeting matters and voting results via conference call, we encourage you to use the conference call, rather than attend the meeting in person. There is no other business presentation planned for the meeting. The conference call information will be available on the Company’s website at https://www.dataio.com/Company/Investor-Relations/Annual-Meeting or contact the corporate Secretary.

Sincerely, /s/ Anthony Ambrose Anthony Ambrose President and Chief Executive Officer

DATA I/O CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS – May 20, 2021

To the Shareholders of Data I/O Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Data I/O Corporation (the “Company” or “Data I/O”) will be held at 10:00 a.m. Pacific Daylight Time, on Thursday, May 20, 2021, at Data I/O’s principal offices, 6645 185th Ave NE, Suite 100, Redmond, Washington 98052, for the following purposes:

(1)
Election of Directors:
To elect four directors, each to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified or until such director’s earlier death, resignation, or removal.
(2)
Ratification of Independent Auditors:
To ratify the continued appointment of Grant Thornton LLP as Data I/O’s independent auditors for the calendar year ended December 31, 2021.
(3)
Say on Pay – Advisory Vote on Executive Compensation:
To consider and vote on an advisory resolution on the compensation of our named executive officers.
(4
2000 Stock Compensation Incentive Plan:
To consider and vote on a proposal to amend and restate the Data I/O Corporation 2000 Stock Compensation Incentive Plan (the “2000 Plan”) and to increase the number of shares reserved for issuance under the 2000 Plan by an additional 700,000 shares of common stock.
(5)
Other Business:
To consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 20, 2021. The proxy statement and annual report to security holders are also available at http://www.dataio.com/company/investorrelations/annualmeeting.aspx.

The Board of Directors has fixed the close of business on March 22, 2021, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the 2021 Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors /s/ Anthony Ambrose Anthony Ambrose President and Chief Executive Officer

Redmond, Washington
April 5, 2021

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the meeting in person, we urge you to sign, date, and return the accompanying proxy card at your earliest convenience, or you may vote by the internet at http://www.investorvote.com/DAIO or by telephone at 1-800-652-8683, as provided in the instructions on the proxy card. This will ensure the presence of a quorum at the meeting. Promptly returning a signed and dated proxy card, or voting by the internet or by telephone, will save Data I/O the extra expense of additional solicitation. Your proxy is revocable at your request any time before it is voted. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card. If you vote by mail, an addressed, postage-paid envelope is provided in order to make certain that your shares will be represented at the Annual Meeting.

DATA I/O CORPORATION
6645 185th Ave NE, Suite 100
Redmond, Washington 98052
____________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
May, 20, 2021

INFORMATION REGARDING PROXY

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (“Board of Directors”) of Data I/O Corporation (the “Company” or “Data I/O”) for use at the Annual Meeting of Shareholders to be held on Thursday, May 20, 2021, at 10:00 a.m. Pacific Daylight Time at Data I/O’s principal office, 6645 185th Ave NE, Suite 100, Redmond, Washington 98052, and at any adjournment of the meeting (the “Annual Meeting”). Shareholders of record at the close of business on March 22, 2021, (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement and a copy of Data I/O’s 2020 Annual Report to Shareholders are being mailed to shareholders on or about April 9, 2021.

A proxy card is enclosed for your use. You are requested on behalf of the Board of Directors to sign, date, and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States or Canada, or you may vote by the internet at http://www.envisionreports.com/DAIO, or by telephone at 1-800-652-8683, as provided in the instructions on the proxy card. If you vote by the internet or by telephone, you do not need to mail back the proxy card.

A proxy in the accompanying form, which is properly signed, dated and returned and not revoked, will be voted in accordance with its instructions. To vote on the election of directors, check the appropriate box under Proposal 1 on your proxy card. You may (a) vote “FOR” all of the director nominees as a group, (b) “WITHHOLD” authority to vote for all director nominees as a group, or (c) vote “FOR” all director nominees as a group except those nominees indicated to the contrary. To vote on Proposal 2 to ratify the continued appointment of Grant Thornton LLP as Data I/O’s independent auditors for the calendar year ended December 31, 2021, check the appropriate box under Proposal 2 on your proxy card. You may (a) vote “FOR” approval of the ratification of Grant Thornton LLP as Data I/O’s independent auditors, (b) vote “AGAINST” approval of the ratification of Grant Thornton LLP as Data I/O’s independent auditors, or (c) “ABSTAIN” from voting on the ratification of Grant Thornton LLP as Data I/O’s independent auditors. To vote on Proposal 3, Say on Pay – Advisory Vote on Executive Compensation, you may vote (a) “FOR” the advisory resolution, (b) “AGAINST” the advisory resolution, or (c) “ABSTAIN” from voting on the advisory resolution on executive compensation. To vote on Proposal 4, to amend and restate the Data I/O Corporation 2000 Stock Compensation Incentive Plan (the “2000 Plan”) to increase the number of shares reserved for issuance under the 2000 Plan by an additional 700,000 shares of common stock, check the appropriate box under Proposal 4 on your proxy card. You may (a) vote “FOR” approval of the amendment to the 2000 Plan, (b) vote “AGAINST” approval of the amendment to the 2000 Plan, or (c) “ABSTAIN” from voting on the approval of the amendment to the 2000 Plan.

Proxies which are returned to Data I/O without instructions will be voted as recommended by the Board of Directors. Any shareholder who returns a proxy may revoke it at any time prior to voting on any matter (without, however, affecting any vote taken prior to such revocation) by (i) delivering written notice of revocation to the Secretary of Data I/O at Data I/O’s principal offices, (ii) executing and delivering to Data I/O another proxy dated as of a later date, or (iii) voting in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The only outstanding voting securities of Data I/O are shares of common stock (the “Common Stock”). As of the Record Date, there were 8,421,599 shares of Common Stock issued and outstanding, and each such share is entitled to one vote at the Annual Meeting. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum for transacting business at the Annual Meeting. Shares of Common Stock underlying abstentions will be considered present at the Annual Meeting for the purpose of calculating a quorum. Under Washington law and Data I/O’s charter documents, if a quorum is present, the four nominees for election to the Board of Directors who receive the greatest number of affirmative votes cast at the Annual Meeting will be elected directors. Abstentions and broker non-votes will have no effect on the election of directors because they are not cast in favor of any particular candidate.

Proxy

The proposal to ratify the continued appointment of Grant Thornton as Data I/O’s independent auditors and approve the amendment and restatement of the 2000 Plan will be approved, if a quorum is present, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposals. Abstentions and broker non-votes on the proposals will have no effect because approval of the proposal is based solely on the votes cast.

Say on Pay – The advisory vote on the compensation of Data I/O’s named executive officers will be approved, if a quorum is present, if the number of votes cast in favor of the advisory resolution exceeds the number of votes cast against the advisory resolution. Abstentions and broker non-votes on the advisory resolution will have no effect because approval of the advisory resolution is based solely on the votes cast.

Proxies and ballots will be received and tabulated by Computershare, an independent business entity not affiliated with Data I/O.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you instruct your broker or bank how to vote if you want it to count in Proposal 1, the election of directors; Proposal 3, Say on Pay; and Proposal 4, Amendment and Restatement of the 2000 Plan. Regulations no longer allow your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. If you hold your shares in street name and you do not instruct your bank or broker how to vote in the Proposal 1, election of directors; Proposal 3, Say on Pay; and Proposal 4, Amendment and Restatement of the 2000 Plan, votes will not be cast on your behalf for these Proposals. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on Proposal 2, ratification of the appointment of Data I/O’s independent auditors. If you are a shareholder of record and you do not cast your vote, votes will not be cast on your behalf on any of the items of business at the Annual Meeting.

The Common Stock is traded on The NASDAQ Capital Market under the symbol “DAIO”. The last sale price for the Common Stock, as reported by The NASDAQ Capital Market on March 22, 2021, was $5.37 per share.

Principal Holders of Data I/O’s Common Stock

The following table sets forth information for all shareholders known by Data I/O to be the beneficial owners of more than five percent of its outstanding Common Stock as of March 22, 2021. Except as noted below, each person or entity has sole voting and investment powers with for the shares shown.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding
Renaissance Technologies LLC Renaissance Technologies Holding Corporation 800 Third Avenue New York, NY 10022	701,443(1)	8.33%

(1)
The holding reported as of December 31, 2020, as jointly reported by Renaissance Technologies LLC (“RTC”) and Renaissance Technologies Holding Corporation (“RTHC”) on the most recent (filed February 11, 2021) Schedule 13G filed under the Securities Exchange Act of 1934. The Schedule 13G indicates that RTC has sole voting power for 679,542 shares and dispositive power for 701,443 shares. The Schedule 13G further indicates that RTHC has sole voting power for 679,542 shares and dispositive power for 701,443 shares, comprising the shares beneficially owned by RTHC, because of RTHC’s majority ownership of RTC.

Proxy

Directors’ and Officers’ Share Ownership

The following table indicates ownership of Data I/O’s Common Stock by each director of Data I/O, each executive officer named in the compensation tables appearing later in this Proxy Statement, and by all directors and executive officers as a group, all as of March 22, 2021. Data I/O is not aware of any family relationships between any director, director nominee or executive officer of Data I/O.

	Amount and Nature of Beneficial	Percent of Shares
Name	Ownership	Outstanding

Anthony Ambrose	332,432	3.9%
Joel S. Hatlen	163,023	1.9%
Rajeev Gulati	90,964	1.1%
Michael Tidwell (2)	49,074	(1)
Douglas W. Brown	69,833	(1)
Alan B. Howe	65,832	(1)
Mark J. Gallenberger	60,209	(1)
Sally A. Washlow	7,751	(1)
All current directors and executive officers as a group (8 persons)(2)	839,118	10.0%

(1) Less than 1 percent each.
(2) Includes 12,500 options exercisable within 60 days.

Data I/O is not aware of any arrangement the operation of which may at a subsequent date result in a change of control of Data I/O.

Proxy

CORPORATE GOVERNANCE

Board Charters

The Board of Directors has adopted Corporate Governance and Nominating Committee, Audit Committee and Compensation Committee Charters. All our Charters are reviewed and updated periodically by our Board of Directors. All of our Charters were reviewed during 2020 and again in early 2021 and no changes were made. The current versions of our Charters are posted on the corporate governance page of our website at https://www.dataio.com/Company/Investor-Relations/Corporate-Governance.aspx. All of these Charters are consistent with the applicable requirements of United States security laws and our NASDAQ listing standards.

Code of Ethics

Our Code of Ethics was reviewed by our Board of Directors during 2020 and again in early 2021 and no changes were made. The current version of our Code of Ethics is posted on the Corporate Governance page of our website at https://www.dataio.com/Company/Investor-Relations/Corporate-Governance.aspx. Data I/O’s Code of Ethics apply to all directors, officers and employees of Data I/O, including the named executive officers. The key principles of the Code are to act legally, and with integrity in all work for Data I/O. We will post any amendments to our Code of Ethics on the corporate governance page of our website at www.dataio.com/company/investorrelations/corporategovernance.aspx. In the unlikely event that the Board of Directors approves any waiver to the Code of Ethics for our executive officers or directors, information concerning such waiver will also be posted on our website. In addition to posting information regarding amendments and waivers on our website, the same information will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is permitted by the rules of The NASDAQ Stock Market LLC.

Risk Oversight

Our current Board of Directors consists of four independent directors, and one non-independent director, our Chief Executive Officer. Risk oversight is generally handled by our entire Board of Directors, although certain risk oversight areas such as internal control and cyber risk are handled by our Audit Committee, and compensation is handled by our Compensation Committee, respectively. The Board leadership structure promotes effective oversight of the Company's risk management for the same reasons that the structure is most effective for the Company in general, that is, by providing the Chief Executive Officer and other members of senior management with the responsibility to assess and manage the Company's day-to-day risk exposure and providing the Board, and specifically the Audit Committee of the Board, with the responsibility to oversee these efforts of senior management.

Director Independence

Messrs. Gallenberger, Howe and Brown and Ms. Washlow are independent directors as defined by applicable U.S. Securities and Exchange Commission (“SEC”) rules and NASDAQ listing standards. Mr. Delafield was also independent, but was no longer a director as of October 27, 2020. Mr. Ambrose, our Chief Executive Officer, is not an independent director.

Leadership Structure

Our Chairman, Mr. Howe, is an independent director (but will not be standing for re-election so a new independent Board Chair will be appointed) and Mr. Ambrose is our Chief Executive Officer, President, and Director.

PROPOSAL 1: ELECTION OF DIRECTORS

At the 2020 Annual Meeting, the shareholders elected five directors to serve until the next Annual Meeting or until such director’s successor has been qualified and elected or such director’s earlier death, resignation or removal. For the 2021 Annual Meeting, the Board of Directors has approved the four nominees named below. Four nominees are currently members of the Board of Directors. Each of the nominees has indicated that they are willing and able to serve as directors. However, should one or more of the nominees not accept the nomination, or otherwise be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors.

RECOMMENDATION: The Board of Directors recommends a vote FOR each of the director nominees.

Proxy

Anthony Ambrose, age 59, was appointed a director of Data I/O effective October 25, 2012.  He joined Data I/O October 25, 2012 and has served as President and Chief Executive Officer (“CEO”).  Prior to Data I/O, Mr. Ambrose was Owner and Principal of Cedar Mill Partners, LLC, a strategy consulting firm since 2011.  From 2007 to 2011, he was Vice President and General Manager at RadiSys Corporation, a leading provider of embedded wireless infrastructure solutions, where he led all product divisions and worldwide engineering.  Until 2007, he was general manager and held several other progressively responsible positions at Intel Corporation, where he led development and marketing of standards-based telecommunications platforms, and grew the industry standard server business to over $1B in revenues.  He is Chair of the EvergreenHealth Foundation Board of Trustees.  In 2019 he also became a board member of CipherLoc Corporation (OTCQB: CLOK). Mr. Ambrose has a Bachelor’s of Science in Engineering from Princeton University, and completed the Stanford Graduate School of Business Director Symposium.

Mr. Ambrose has extensive semiconductor, systems and networking industry operating experience.  He has significant executive experience in strategy development, business management, marketing, engineering, and new product development.  His role as our President and CEO gives him knowledge as well as unique insight into our challenges, opportunities and operations that the Board of Directors believes qualifies him to serve as a director of Data I/O.

Douglas W. Brown, age 65, was appointed a director of Data I/O effective April 1, 2011. Mr. Brown retired in 2019 from Executive Chairman of All Star Directories, Inc., Seattle, Washington, a Web-based publisher of post-secondary online and career school directories which he joined as President in 2005 and served in that capacity until 2016. From 2003 to 2005, he provided governance and interim executive services, with engagements including Interim President and Board member, to venture-backed clients. From 1998 to 2003, he was a Board member of GoAhead Software and was appointed its President in 2001. From 1993 to 1999, he was a President of a Seattle-area manufacturing company which became a Division of Leggett & Platt in 1996. Prior to that time, he was the Chief Financial Officer (“CFO”) of Seattle Silicon, and Executive Vice President, Finance and Operations at Phamis. He started his career as a Certified Public Accountant at Arthur Young & Co, now Ernst & Young, in Seattle. Mr. Brown has a Bachelor’s degree in Business from University of Idaho.

Mr. Brown has extensive software, financial, CEO, CFO, and board level experience that the Board of Directors believes qualifies him to serve as a director of Data I/O.

Mark J. Gallenberger, age 57, was appointed a director of Data I/O effective January 31, 2013. He is currently the Executive Vice President, Chief Financial Officer of Cerence, Inc. (NASDAQ: CRNC), a global industry leader in providing voice A.I. solutions that create unique, moving experiences for the automotive world. He was hired in July 2019 by Nuance Communications, Inc. (NASDAQ: NUAN), to be the Chief Financial Officer of the automotive spin-out (Cerence, Inc.) from Nuance effective October 1, 2019. Previously, he was the Senior Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Xcerra Corporation (formerly called LTX-Credence Corporation) (NASDAQ: XCRA), a global provider of test and handling capital equipment, interface products, test fixtures, and services to the semiconductor, industrial, and electronics manufacturing industries, which he joined in 2000. For the six years prior, he was Vice President/Senior Manager with Ernst &Young (Cap Gemini) in their consulting practice, establishing the Deals & Acquisitions Group. Previously, he held management and technical positions with Digital Equipment Corporation. He has a Master’s of Business Administration from Northwestern University’s Kellogg Graduate School of Management and a Bachelor’s of Science – Electrical Engineering from Rochester Institute of Technology.

Mr. Gallenberger has extensive semiconductor equipment industry, automotive industry, mergers & acquisition, capital markets, engineering, financial, operations, and CFO experience that the Board of Directors believes qualifies him to serve as a director of Data I/O.

Sally A. Washlow, age 49, was appointed a director of Data I/O effective October 28, 2020. She currently leads the Midwest practice for LHH’s International Center for Executive Options, a boutique provider of executive transition consulting services since 2019. She operated SW Consulting LLC supporting companies with executive management, strategy initiatives and board service since 2017. She is also a member of the Consumer Technology Association and serves on various committees as well as the Board of Industry Leaders. From 2015 to 2017, Ms. Washlow was the Chief Executive Officer of Cedar Electronics Corporation, a supplier of radar detectors, GPS systems, dash cameras and other electronic products, and led the integration of the Cobra and Escort electronics businesses. Prior to that, Ms. Washlow worked for 13 years at Cobra Electronics Corporation (COBR) in various capacities, including as President from 2013 until 2015. Prior roles held were with Motorola in the automotive and telecommunication sectors along with LG/ Zenith and the launch of Digital Television. Ms. Washlow received a MBA in Marketing from DePaul University and a BA in Supply Chain Management from Michigan State University.  In 2019, she became a board member of Costar Technologies, Inc. (OTC Markets Group: CSTI).

Proxy

Ms. Washlow as a consultant, and former Chief Executive Officer for Cedar Electronics Corporation, has extensive experience as an operating leader in the security and automotive electronics markets that the Board of Directors believes qualifies her to serve as a director of Data I/O.

THE BOARD OF DIRECTORS

Communications with the Board of Directors

Shareholders may communicate with the Board of Directors by sending an email or by sending a letter to Data I/O Corporation Board of Directors, c/o the Secretary, 6645 185th Ave NE, Suite 100, Redmond, WA 98052. The Secretary will receive the correspondence and forward it to the Chairman of the applicable Board of Directors Committee or to any individual director or directors to whom the communication is directed.

BOARD COMMITTEES

During the year ended December 31, 2020, there were nine meetings of the Board of Directors. Each of the incumbent directors who was on the Board of Directors during 2020 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which they served during his term of service on the Board of Directors. Data I/O does not have a policy requiring members of the Board of Directors to attend the Annual Meeting, although we typically encourage our Board of Directors to attend. Due to COVID-19 Mr. Brown, Mr. Howe, Mr. Gallenberger, and Mr. Delafield attended our 2020 Annual Meeting via Zoom and Mr. Ambrose attended in person.

The Board of Directors had three standing Committees during 2020: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each committee was comprised solely of independent directors during 2020, as defined by applicable SEC rules, NASDAQ listing standards including director independence generally as well as additional independence requirements for audit and compensation committees, and the Sarbanes-Oxley Act of 2002. The following table shows the composition of the Board Committees and Board Leadership structure during 2020 and through the date of this Proxy Statement.

Director M=member	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Comments
Anthony Ambrose				President & CEO
Doug Brown	M	M	Chair
Alan Howe	M		M	Chair of the Board until May 20, 2021. No longer a director effective May 20, 2021
Mark Gallenberger	Chair	M	M
JD Delafield		Chair (until 10/27/2020)	M (until 10/27/2020)	No longer a director effective October 27, 2020
Sally Washlow		Chair (start 10/28/2020)	M (start 10/28/2020)	A director effective October 28, 2020

Audit Committee

The Audit Committee appoints, oversees, evaluates, and engages independent certified public accountants for the ensuing year and approves the compensation and other terms of such engagement; reviews the scope of the audit; periodically reviews Data I/O’s program of internal control and audit functions; receives and reviews the reports of the independent accountants; and reviews the annual financial report to the directors and shareholders of Data I/O. Each member of the Audit Committee is an independent director, as defined by applicable NASDAQ listing standards and the Sarbanes-Oxley Act of 2002. During 2020 and through the date of this Proxy statement, all Audit Committee members are “audit committee financial experts” as defined by the applicable SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee met five times during 2020 and recorded 100% committee attendance at such meetings. See the “Report of the Audit Committee” for additional information.

Proxy

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, or “CGNC”, develops, recommends to the Board of Directors, and monitors a set of corporate governance principles applicable to Data I/O. The CGNC seeks qualified candidates to serve on the Board of Directors, recommends them for the Board of Directors’ consideration for election as directors at the Annual Meeting of Shareholders and proposes candidates to fill vacancies on the Board of Directors. The CGNC met five times in 2020 and recorded at least 75% committee attendance at such meetings held during their term of service. The CGNC continues to seek qualified candidates and recommends the director nominees to the Board of Directors. The CGNC identifies, evaluates, and recommends director nominees and Committee assignments which are described in greater detail below.

Compensation Committee

The Compensation Committee is composed entirely of independent directors, as defined by applicable NASDAQ listing standards for compensation committees. The Compensation Committee is responsible for setting and administering the policies which govern all of the compensation programs of Data I/O. The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee as it considers appropriate.

The Compensation Committee makes recommendations to the Board of Directors concerning the compensation of Data I/O’s executive officers. The Compensation Committee administers Data I/O’s long-term equity incentive plans. The Compensation Committee reviews all employee benefit programs and approves significant changes in major programs and all new programs. The Compensation Committee met three times during 2020 and recorded 100% committee attendance at such meetings.

As authorized by the Compensation Committee charter, the Compensation Committee may retain consultants or other advisors, as well as purchase compensation surveys, to assist in carrying out its responsibilities.

Consideration of Director Nominees

The Corporate Governance and Nominating Committee has developed, and the Board has approved, Board Responsibilities and Director Recruitment Objectives, which further outline our directors’ roles and responsibilities and desired traits, diversity, characteristics, experience and criteria for selection. The Corporate Governance and Nominating Committee, or the independent members of the Board of Directors, as applicable, in evaluating and determining whether to recommend a person as a candidate for election as a director consider, in light of the Board Responsibilities and Director Recruitment Objectives, the relevant management and/or technology industry experience of potential director candidates (such as experience as chief executive, operations or financial officer, or similar positions); business development, mergers and acquisitions experience, public/corporate board experience, diversity, knowledge of Data I/O; educational experience; commitment to maximizing shareholder value; certain values such as integrity, accountability, judgment and adherence to high performance standards; independence pursuant to applicable guidelines; ability and willingness to undertake the required time commitment to Board functions; shareholder input; and an absence of conflicts of interest with Data I/O.

Director Diversity

The Corporate Governance and Nominating Committee also considers issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The CGNC does not have a formal policy on Board diversity; however, the CGNC believes that it is important for Board members to represent diverse viewpoints, and comply with specific applicable laws. Washington State has legislated, and NASDAQ has proposed, formal director diversity requirements, which will become requirements starting as early as 2022, but currently are not imposed due to exemptions or proposed status. Data I/O believes it is already in compliance with these requirements for the coming year. For gender reasons, Sally Washlow is a diverse director. Composition and quantity of board members will be potentially impacted as we maintain compliance with these and future requirements. In considering candidates for the Board, the CGNC considers the entirety of each candidate’s credentials in the context of these standards. With respect to evaluating the nomination of continuing directors for re-election, the CGNC considered each director’s contributions to the company as well as the results of the Board of Directors self-evaluations process.

Proxy

Identifying Director Nominees; Consideration of Nominees of the Shareholders

The Corporate Governance and Nominating Committee may employ a variety of methods for identifying and evaluating nominees for director. The CGNC regularly assesses the size of the Board, the need for particular expertise on the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the CGNC considers various potential candidates for director which may come to the CGNC’s attention through current Board members, professional search firms, shareholders, or other persons and evaluates these candidates in light of the Board Responsibilities and Director Recruitment Objectives. These candidates are evaluated at regular or special meetings of the CGNC, and may be considered at any point during the year.

The Corporate Governance and Nominating Committee will consider candidates recommended by shareholders, when the nominations are properly submitted, under the criteria summarized above in “Consideration of Director Nominees” and in accordance with the procedures described below in “Shareholder Nominations and Proposals for the 2021 Annual Meeting of Shareholders.” Following verification of the shareholder status of persons proposing candidates, the CGNC makes an initial analysis of the qualifications of any candidate recommended by shareholders or others pursuant to the criteria summarized above to determine if the candidate is qualified for service on the Data I/O Board of Directors before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a shareholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the CGNC as part of its review. Other than the verification of compliance with procedures and shareholder status, and the initial analysis performed by the CGNC, a potential candidate nominated by a shareholder is treated like any other potential candidate during the review process by the CGNC. For eligible shareholder nominees to be placed on the ballot for the 2021 Annual Meeting of Shareholders, shareholders were required to deliver nominations for proposed director nominees to Data I/O by February 17, 2021. While no formal candidate nominations were made by shareholders for election at the 2021 Annual Meeting, Ms. Washlow was initially identified and introduced by a Board member; Mr. Howe and Mr. Gallenberger were initially identified by discussions with significant shareholders and the Board and Mr. Brown was initially identified and introduced by a member of management.

Certain Relationships and Related Transactions

Our Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving related party transactions as set forth in the Code of Ethics, which is posted on the corporate governance page of our website at https://www.dataio.com/Company/Investor-Relations/Corporate-Governance.aspx. Under our Code of Ethics, our directors, officers and employees are expected to avoid conflicts of interest with Data I/O and are required to report any such conflicts of interest to our Chief Executive Officer or Chief Financial Officer, or to the Chair of our Audit Committee. Our Audit Committee reviews all such transactions and relationships by our directors and executive officers that come to its attention either through the director and officer questionnaires or otherwise, and considers whether to approve or take other appropriate action with respect to such transactions or relationships. During 2019 and 2020, no related party transactions that were significant or material occurred.

BOARD COMPENSATION

Employee directors (Anthony Ambrose) do not receive additional compensation for serving on the Board of Directors. During 2020, non-employee directors were scheduled to receive a quarterly cash retainer of $7,750 and additional quarterly compensation to Directors for service as Chair of the Board of Directors or as a Committee chair: $3,750 for Chair of the Board of Directors; $2,500 for Chair of the Audit Committee; $2,000 for Chair of the Compensation Committee; and $2,000 for Chair of the Corporate Governance and Nominating Committee. Cash compensation for the 1st and 4th quarter of 2020 was paid as scheduled. As part of measures taken at the start of COVID-19 pandemic to preserve cash and reduce expenses, for the 2nd and 3rd quarter of 2020 the Board approved reducing the retainer and additional Chair amounts by 20%, as well as deferral of the remainder until the end of the 3rd quarter 2020, when it was paid in stock under the Director Fee Plan effective September 30, 2020. Fees are prorated based on time served for changes in directors and assignments.

In addition, each non-employee Board of Directors member as of May 18, 2020, was granted a restricted stock award for 18,600 shares of Data I/O stock. A new Director, Sally Washlow, was given a prorated share grant upon appointment. The restricted stock awards were granted under the provisions and terms of the Amended and Restated 2000 Stock Compensation Incentive Plan (“2000 Plan”) and generally vest in one year or on the date of the next Annual Meeting, if earlier. Data I/O also reimburses non-employee directors for actual travel and out-of-pocket expenses incurred in connection with service to Data I/O.

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Each Data I/O non-employee member of the Board of Directors is required to achieve ownership of Data I/O stock at least equal to three times the annual director cash retainer fee based on Data I/O’s then current share price. Non-employee directors have five years from their initial election or appointment to meet the ownership target requirement. Amounts that count toward meeting the target requirement include: shares owned; shared ownership (shares owned or held in trust by immediate family); and the gain amount from any in-the-money vested options. If the stock ownership target requirement has not been met by any non-employee director, until such time as such director reaches the target requirement, he or she will be required to retain any Data I/O shares issued by Data I/O to such director (other than those disposed of to pay for the exercise and associated taxes on those shares). As of the Record Date, Messrs. Howe, Brown and Gallenberger have met the stock ownership target requirement and Ms. Washlow, as a result of her recent appointment, has not yet met the requirement.

The Chief Executive Officer (“CEO”) is required to achieve ownership of Data I/O stock of at least two times the base pay of the CEO based on Data I/O’s then current share price. The CEO has five years from appointment to meet the ownership target requirement. Amounts that count toward meeting the target requirement are the same as for the Board of Directors. If the stock ownership target requirement has not been met by the CEO, until such time as the CEO reaches the requirement amount, he or she will be required to retain any Data I/O shares issued by Data I/O (other than those disposed of to pay for the exercise and associated taxes on those shares). As of the Record Date the CEO has met the stock ownership target requirement.

Data I/O has a Securities Trading Policy that includes a prohibition against hedging transactions.

DIRECTOR COMPENSATION

The following table shows compensation paid by Data I/O to non-employee directors during 2020.

	Fees Earned or Paid in Cash (3)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Douglas W. Brown (1)(2)	$35,100	$55,986	$0	$0	$0	$0	$91,086

Sally A. Washlow (1)(2)(3)	$6,889	$27,671	$0	$0	$0	$0	$34,560

Alan B. Howe (1)(2)(4)	$41,400	$55,986	$0	$0	$0	$0	$97,386

Mark J. Gallenberger (1)(2)	$36,900	$55,986	$0	$0	$0	$0	$92,886

John D. Delafield (1)(2)(3)	$25,350	$55,986	$0	$0	$0	$0	$81,336

 (1)
Each outside director elected at the annual meeting in 2020 was awarded 18,600 shares of restricted stock with a fair value of $3.01 on May 18, 2020, vesting in one year or the next annual meeting, if earlier. Ms. Washlow received a prorated grant under the same provisions on the date of her appointment on October 28, 2020. Mr. Delafield’s grant was forfeited as it had not vested at the time he resigned on October 27, 2020.
(2)
No outside director had option awards outstanding at December 31, 2020.
(3)
Retainer fees and Chair fees were paid as scheduled in cash for Q1 and Q4 2020. For Q2 and Q3 the Board approved reducing the retainer and additional Chair amounts by 20% and deferring the remainder until the end of the 3rd quarter of 2020, when it was paid in stock under the Director Fee Plan. Fees are prorated for Director changes during a quarter.
(4)
Alan Howe will resign as a Director and not seek re-election at the Annual Meeting on May 20, 2021.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Data I/O’s directors, certain officers and persons who own more than ten percent (10%) of Data I/O’s Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Data I/O. Reporting Persons are required by SEC regulations to furnish Data I/O with copies of all Section 16(a) reports.

Delinquent Section 16(a) Reports

A new Director, Sally Washlow, as a result of delays in reactivating her EDGAR filing codes, filed two forms late that included 1 transaction. Both Form 3, reporting no holdings, and Form 4, reporting an initial equity grant event on October 28, 2020, were filed 3 days late.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Data I/O’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management or the independent auditors. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report (Form 10-K) with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles in the United States, their judgments as to the quality, not just the acceptability, of Data I/O’s accounting principles and such other matters as are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission, with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and Data I/O including the matters in the written disclosures and the letter provided by the independent auditors, as required by the applicable requirements of the Public Company Oversight Board and the SEC for independent auditor communications with Audit Committees concerning independence, and considered the compatibility of non-audit services with the auditors’ independence.

The Committee selects and engages Data I/O’s independent auditors, is involved in selecting and approving the independent auditors’ lead audit partner, and discusses the overall scope and plans for the audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Data I/O’s internal controls, and the overall quality of Data I/O’s financial reporting. The Committee held five meetings during 2020, of which five were attended by Data I/O’s independent auditors.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in Data I/O’s Annual Report (Form 10-K) for the year ended December 31, 2020, for filing with the Securities and Exchange Commission. The Committee has considered the Shareholder vote of approval of 99% in May 2020, as well as the impact of changing independent auditors and has selected Grant Thornton LLP as Data I/O’s auditors for the current year.

Respectfully submitted,

AUDIT COMMITTEE

Mark Gallenberger (Chair)
Douglas W. Brown
Alan B. Howe

April 5, 2021

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PRINCIPAL ACCOUNTANT’S FEES AND SERVICES

Audit Fees: Aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of Data I/O’s financial statements for each of the years ended December 31, 2020, and 2019 and for review of the financial statements included in each of Data I/O’s quarterly reports on Form 10-Q during each of the years ended December 31, 2020, and 2019, were approximately $210,058 and $204,808, respectively.

Audit Related Fees: No aggregate fees were billed for the years ended December 31, 2020, and 2019 for assurance and subsidiary related services by Grant Thornton LLP that are reasonably related to the performance of the audit or review of Data I/O’s financial statements that are not reported under the caption “Audit Fees” above, including accounting treatment consultations.

Tax Fees: No aggregate fees were billed for the years ended December 31, 2020, and 2019 for professional tax services rendered by Grant Thornton LLP.

All Other Fees: No aggregate fees were billed for the years ended December 31, 2020, and 2019, for all other products and services provided by Grant Thornton LLP that are not otherwise disclosed above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, non-audit services, tax services and other services. Pre-approval is detailed as to the particular service or category of service and is subject to a specific engagement authorization.

During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those circumstances, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. These additional approvals should be reported at the next scheduled Audit Committee meeting.

For 2020, all services provided by the independent auditors were pre-approved.

EXECUTIVE COMPENSATION
Shareholder Vote

At our 2020 Annual Meeting of Shareholders, our shareholders approved, in an advisory vote, the compensation of our Named Executive Officers, as disclosed in the Executive Compensation discussion and analysis, the compensation tables and the related disclosures in our Proxy Statement. The proposal was approved by our shareholders with 91 percent of the votes cast voting “for” approval and 5 percent voting “against” approval. In light of the level of approval by our stockholders, the Compensation Committee considered the result of the vote and did not make changes to our compensation policies or practices specifically in response to the stockholder vote.

COVID-19

As part of measures taken at the start of the COVID-19 pandemic to preserve cash and reduce expense, executive officer base salary was reduced for the second and third quarter of 2020 and resumed to the previous level for the fourth quarter. No other base salary increases took place in 2020. In addition, no adjustments to incentive plans or measures were made for the impact of COVID-19 on the business. The incentive plan measures had no amounts earned in 2020 due to the thresholds for financial performance not being met.

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Elements of Our Company’s Compensation Plan

Annual executive officer compensation consists of the following elements which are described in more detail below:
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Annual base salary;
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Management Incentive Compensation Plan or “MICP”;
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Long-term equity incentives;
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Benefits;
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Perquisites and other perceived benefits; and
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Individual Executive Officers’ Performance.

It is the Compensation Committee’s policy to set total executive officer compensation at competitive levels based on compensation surveys with similar positions in similar sized company revenue ranges and at levels sufficient to attract and retain a strong, motivated leadership team. Our philosophy for compensation of executive officers is based on the following two principles:
i.
Executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel; and
ii.
Variable compensation should be a critical element of compensation and be set to be comparably competitive and to provide strong incentives to improve performance and shareholder value.

●
Annual Base Salary. The Compensation Committee establishes a base salary structure for each executive officer position. This structure defines the salary levels and the relationship of base salary to total cash compensation. The Compensation Committee reviews the salary structure periodically.

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MICP. The MICP offers each executive officer a performance-based opportunity to earn the variable component of annual cash compensation in an amount tied to a percentage of the executive officer’s base salary. The Compensation Committee’s philosophy in setting executive MICP percentages and the formulas for MICP payout is to pay above average total compensation for better than average historical or expected financial performance and below average compensation for lower than or average historical or expected financial performance. The percentages of base salary targeted for MICP payout (“the MICP Target”) for specific executive officers for a given year are generally the same as the previous year, but can be changed by the Compensation Committee on an annual basis. The MICP payout can range from 0% to 200% of each executive’s MICP Target based upon the actual achieved MICP Measures for the period. The 2019 and 2020 MICP Target percentages for our executive officers were as follows:

			Estimated
			Payout at
	Executive's	Executive's	Maximum
	MICP	MICP	Measure
	2019 Target	2020 Target	for 2021
Ambrose	70%	70%	140%

Gulati	50%	50%	100%

Hatlen	50%	50%	100%

Tidwell	50%	50%	100%

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The Compensation Committee determined for 2019 and again for 2020 that it was critical to emphasize profitability. For 2019 the Compensation Committee established a single measure: Financial Performance (“FP”), which is based on achievement of various levels of operating income as percentage of revenue. (See below for the Financial Performance Matrix.) For one new officer position in 2019, it was determined that completion of key development, operational projects, and objectives to deliver future new revenue and profitability was critical. As a result, 50% of his MICP would be measured by these objectives and the other 50% by the FP measure. For 2020 as a result of the continued investment in Data I/O’s SentriX® Security Deployment Platform, and the critical focus on completion of key development, customer objectives, and revenue growth objectives related to SentriX to deliver future new revenue and profitability, Executive Officers had their MICP measures spilt 50% SentriX objectives and 50% FP. For 2021, the focus is on revenue growth for SentriX and profitability for the rest of the business. Executive Officers will have their 2021 MICP measures spilt 30% on SentriX revenue objectives and 70% on FP. The SentriX revenue objective is based on revenue growth in 2021 over a minimum threshold. The FP will be based on achievement of various levels of adjusted operating income established for the year as a percentage of revenue.

The Compensation Committee believes that for 2019, 2020 and 2021, the applicable measures of key results for Data I/O have affected or will affect near-term and long-term shareholder value. A greater or lesser percentage of MICP Target is to be paid based on Data I/O’s actual achievement of these measures with the payout target typically based on company financial plans as the Board determines appropriate. For 2019, as a result of an operating loss the FP measure was 0% and no MICP FP payout was made. For 2020, as a result of an operating loss the FP measure was 0% and no MICP FP payout was made. The SentriX objectives for 2020 were subject to a minimum defined operating income which was not met, so the payout was 0%. The Compensation Committee retains discretion to adjust the calculation of the two measures for changes outside normal business operations such as acquisitions or asset sales.

Data I/O Corporation 2019 & 2020 MICP Variable Compensation Matrix
Range of Payouts (actual results interpolated)

The 2020 MICP Variable Compensation Matrix consists of two possible measures: Financial Performance (FP) and a SentriX performance objective. The 2019 Variable Compensation Matrix consisted of solely of Financial Performance (FP).

2019 & 2020 Financial Performance Matrix			Target		Target 200%
			Payout		Payout
Operating Profit as a % of Revenue	0.0%	3.0%	6.0%	9.0%	12.0%
FP matrix payout as a % of Target	0%	50%	100%	150%	200%

2020 Performance Objectives for SentriX	Minimum	Target 100%	Target 200%
		Payout	Payout
Product Revenue Objectives 50%	$ Threshold	4X $ Threshold	8X $ Threshold
Product and Marketing Objectives 50%	0%	100%

Overall limitation: No Payout unless defined operating income minimum achieved

●
Long-Term Equity Incentives. The Compensation Committee approves grants under the Data I/O Corporation 2000 Stock Compensation Incentive Plan (the “2000 Plan”). This is Data I/O’s only long-term employee incentive plan. The primary purpose of the 2000 Plan is to make a significant element of executive pay a reward for taking actions which maximize shareholder value over time. Generally, new options or stock awards are granted under the 2000 Plan. New options or stock awards may also be granted to the Board of Directors under the 2000 Plan.

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Award Criteria
The Compensation Committee grants options or restricted stock unit awards based primarily on its perception of the executive’s ability to affect future shareholder value and secondarily on the competitive conditions in the market for highly-qualified executives who typically command compensation packages which include a significant equity incentive. All restricted stock unit awards granted to our executive officers in 2020 and 2019 were based on these criteria.

Exercise Price
Historically, all options granted by Data I/O have been granted with an exercise price equal to the fair market value (an average of the day’s high and low selling price) of Data I/O’s Common Stock on the date of grant and, accordingly, will only have value if Data I/O’s stock price increases. Options granted to employees are non-qualified.

Vesting and Exercise
Options granted to employees generally vest quarterly over four years at a rate of 6.25% per quarter and have a six-year term. Options granted to non-employee Directors are also non-qualified options and vest quarterly over a three-year period. The current primary form of equity compensation is restricted stock grants. Restricted stock grants to employees typically vest annually over a four-year period. Restricted stock grants to non-employee Directors vest in one year or on the date of the next Annual Meeting of Shareholders, if earlier. All grants are subject to possible acceleration of vesting in connection with certain events leading to a change in control of Data I/O or in the event in a change in control or at any other time at the discretion of the Compensation Committee. All options granted to executive officers are issued in tandem with limited stock appreciation rights (“SARs”), which become exercisable only in the event of a change in control of Data I/O. See: “Change in Control and other Termination Arrangements.”

Award Process
The timing of our typical grant/award is usually determined well in advance, with approval at a scheduled meeting of our Board of Directors or its Compensation Committee with the grant date generally to be effective on the date of our next Annual Meeting of Shareholders. The Annual Meeting of Shareholders does not coincide with any of our scheduled earning releases. We do not anticipate option grants or restricted stock awards at other dates, except for grants/awards to new employees based on their first date of employment or in specific circumstances approved by the Compensation Committee. The grant/award date is established when the Compensation Committee approves the grant/award and all key terms have been determined. If at the time of any planned grant/award date, any member of our Board of Directors or Executive Officers is aware of material non-public information, the Company would not generally make the planned grant/award. In such an event, as soon as practical after material information is made public, the Compensation Committee would authorize the delayed grant/award.

●
Benefits. Executive Officers of Data I/O are eligible for the same benefits as other Data I/O employees. Data I/O has no defined benefit pension programs. Data I/O has a 401(k) tax qualified retirement savings plan in which all U.S. based employees, including U.S. Executive Officers are able to contribute the lesser of up to 100% of their annual salary or the limit prescribed by the IRS on a Roth or pre-tax basis. Data I/O will match up to 4% of pay contributed. Matching contributions in any year require employment on December 31, except in the case of retirement per the plan, and vest after three years of service credit.

●
Perquisites and Other Personal Benefits. We believe perquisites are not conditioned upon performance, create divisions among employees, undermine morale, and are generally inconsistent with our compensation philosophy and policy of equitable treatment of all employees based upon their contribution to our business. No executive officer received perquisites valued at $10,000 or more in 2019 or 2020.

●
Individual Executive Officers’ Performance. The base salary of each executive officer is reviewed annually by the President and Chief Executive Officer. This is done on the basis of a review by the President and Chief Executive Officer, evaluating the executive’s prior year performance against their individual job responsibilities and attainment of corporate objectives and Data I/O’s financial performance. In developing executive compensation packages to recommend to the Compensation Committee, the President and Chief Executive Officer considers, in addition to each executive’s prior year performance, the executive’s long-term value to Data I/O, the executive’s pay relative to that for comparable surveyed jobs, the executive’s experience and ability relative to executives in similar positions, and the current year increases in executive compensation projected in industry surveys.

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The Compensation Committee then reviews the President and Chief Executive Officer’s recommendations for executive officers’ total compensation and approves final decisions on pay for each executive officer based on the President and Chief Executive Officer’s summary of the executive officer’s performance and on the other criteria and survey data described above. In this process, the Compensation Committee consults with Data I/O’s President and Chief Executive Officer.

The base salary, total cash compensation, and long-term equity incentive compensation for the President and CEO are reviewed annually by the Compensation Committee. This review includes a written evaluation of the CEO’s performance for the previous year. The Compensation Committee meets annually without the President and Chief Executive Officer to evaluate his performance and to develop a recommendation for his compensation for the coming year. In addition to reviewing Data I/O’s financial performance for the prior year, the Committee reviewed compensation surveys for chief executive officers and the President and Chief Executive Officer’s individual performance, including development and execution of short-term and long-term strategic objectives, Data I/O revenue growth and profitability, the achievement of which is expected to increase shareholder value.

The Compensation Committee determined the compensation package, including salary, bonus, MICP participation, stock option grants, restricted stock awards, and other benefits for Mr. Ambrose, President and Chief Executive Officer, based on the Committee’s perception of his qualifications for the position and his ability to affect future shareholder value, results delivered, compensation surveys and the competitive conditions in the market. No salary base pay adjustments were made in 2019 or 2020 for Mr. Ambrose.

Consideration of Risk in Compensation

The Compensation Committee believes that promoting the creation of long-term value discourages behavior that leads to excessive risk. The Compensation Committee believes that the following features of our compensation programs provide incentives for the creation of long-term shareholder value and encourage high achievement by our executive officers without encouraging inappropriate or unnecessary risks:

●
Our long-term incentives in the form of stock options or restricted stock awards are at the discretion of the Compensation Committee and not formulaic.

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Stock options become exercisable over a four-year period and remain exercisable for up to six years from the date of grant and restricted stock awards vest over a four-year period, encouraging executives to look to long-term appreciation in equity values.

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We balance short and long-term decision-making with the annual cash incentive program and stock options and restricted stock that vest over four years.

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Because of the extent of the CEO and CFO’s direct stock ownership, they could lose significant wealth if Data I/O were exposed to inappropriate or unnecessary risks which in turn affected our stock price.

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The metric used in the MICP measure is set by the Compensation Committee, which believes it will drive shareholder value. Moreover, the Committee attempts to set ranges for these measures that encourage success without encouraging excessive risk-taking to achieve short-term results.

●
In addition, the overall MICP incentive compensation cannot exceed two times the MICP Target amount, no matter how much performance exceeds the measures established for the year.

Accounting and Tax Considerations of our Compensation Program

Options granted to employees are non-qualified options because of the more favorable tax treatment for Data I/O. We are required to value granted stock options under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period. Restricted stock is valued at its fair value on the award date and is expensed over its vesting period.

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We have structured our compensation program in the past to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to covered employees (generally the chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer, whose compensation must be disclosed pursuant to rules and regulations under the Securities Exchange Act of 1934) exceeding $1 million in any taxable year, unless the compensation is performance-based. Tax reform in 2017 has revised and eliminated the performance-based pay exception for new or modified compensation arrangements for 2018 and beyond. The Compensation Committee is aware of this limitation and believes that no compensation paid in 2019 or 2020 or to be paid in 2021 by Data I/O will exceed the $1 million limitation of Section 162(m), as portions of taxable equity compensation expected to be issued in 2021 continue to be excluded under a prior unmodified performance-based compensation arrangement, except possibly related to a change of control. The new Section 162(m) treatment will be part of future compensation considerations.

Change in Control and other Termination Arrangements

●
Change in Control Arrangements. Data I/O has entered into agreements (the “Executive Agreements”) with Messrs. Ambrose, Gulati, Hatlen and Tidwell which entitle them to receive payments if they are terminated without cause or resign with good reason within specified periods before or after the occurrence of certain events deemed to involve a change in control of Data I/O. Effective July 30, 2014, the Executive Agreements of Messrs. Ambrose, Gulati, and Hatlen were amended and restated and the term of their Executive Agreements was extended with automatic renewal provisions. An Executive Agreement was entered into Mr. Tidwell on his hiring in 2019. The Executive Agreements ensure appropriate incentives are in place for Messrs. Ambrose, Gulati, Hatlen and Tidwell to complete any change in control related transaction and transition, as well as comply with the provisions of Section 409A of the Internal Revenue Code. The Executive Agreements state that the resulting additional severance will be calculated under the Executive Agreements based on Data I/O’s severance arrangements in place immediately preceding the date of a change in control (See: “Other Termination Arrangements” below for current severance policy). The Executive Agreements provide for continuation and vesting in Data I/O’s matching 401(k) contributions through the date of termination after a change in control and include a reimbursement allowance of $20,000 for outplacement services. The Executive Agreements also have a transaction closing incentive of one-half year’s annual salary for Messrs. Ambrose, Gulati, Hatlen and Tidwell to encourage the consideration of all forms of strategic alternatives.

Data I/O’s option grants and stock awards have been granted pursuant to the provisions of the 2000 Plan. The Change in Control provision applicable to the 2000 Plan is as follows:

2000 Plan
The 2000 Plan allows for the granting of “Awards”, which include options, restricted stock and other awards made pursuant to the 2000 Plan. Subject to any different terms set forth in the award agreement, vesting of “qualifying” options and restricted stock awards may be affected by a Change in Control as described out in the table below. A “Change in Control” is defined to include (i) a merger or consolidation of the Company in which more than 50% of the voting power of the Company’s outstanding stock after the transaction is owned by persons who are not shareholders immediately prior to such transaction, and (ii) the sale or transfer of all or substantially all of the Company’s assets. A “Qualifying Award’ is defined as an option or other Award that has been held for at least 180 days as of the Change of Control. “Qualifying Shares” means common stock issued pursuant to a Qualifying Award which are subject to the right of Data I/O to repurchase some or all of such shares at the original purchase price (if any) upon the holder’s termination of services to Data I/O.

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Treatment of Awards on a Change in Control	Acceleration of Vesting
The outstanding Awards do not remain outstanding or are not assumed by the surviving entity or replaced with comparable Awards.
Subject to certain limitations, the vesting of Qualifying Awards is accelerated in full. Restricted stock will vest and options will be exercisable in full prior to the effective date of the Change of Control.

The outstanding Awards remain outstanding after a Change of Control or are assumed by the surviving entity or replaced with comparable Awards.
Subject to certain limitations, the vesting of outstanding Qualifying Awards will be accelerated to the extent of 25% of the unvested portion thereof. The remaining 75% of the unvested portion will vest in accordance with the vesting schedule set forth in the applicable Award agreement.

The outstanding Awards remain outstanding after a Change of Control or are assumed by the surviving entity or replaced with comparable Awards, but the holder of a Qualifying Award is terminated involuntarily within 180 days of the Change of Control.

All Awards held by such person will be accelerated in full. Restricted stock will vest and options will be exercisable in full for a period of 90 days commencing on the effective date of the involuntary termination, or if shorter, the remaining term of the option.

In 1983, Data I/O adopted a SAR Plan which allows the Board of Directors to grant to each director, executive officer or holder of 10% or more of the stock of Data I/O a SAR with respect to certain options granted to these parties. A SAR has been granted in tandem with each option granted to an executive officer of Data I/O. SARs granted which have been held for at least six months are exercisable for a period of 20 days following the occurrence of either of the following events: (i) the close of business on the day that a tender or exchange offer by any person (with certain exceptions) is first published or sent or given if, upon consummation thereof, such person would be the beneficial owner of 30% or more of the shares of Common Stock then outstanding; or (ii) approval by the shareholders of Data I/O (or, if later, approval by the shareholders of a third party) of any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than 50% of the outstanding shares of Data I/O’s Common Stock into securities of a third party, or cash, or property, or a combination of any of the foregoing.

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Other Termination Arrangements. Data I/O has a severance policy for U.S. employees that provides for severance payouts for terminations without cause based upon years of service. The current formula, effective March 1, 2014, is 1 week pay for each year of service with a limit of six months’ pay. For Mr. Hatlen, the prior standard formula applies, with pay and service years frozen at March 1, 2014, which provided 1.5 weeks of pay for each year of service for those with 10 or more years of service. Mr. Ambrose, Mr. Hatlen, Mr. Gulati and Mr. Tidwell had at March 22, 2021, approximately 8, 29, 8 and 2 years of service, respectively. Mr. Ambrose is entitled to a one year of base salary severance, except in the case of a change in control, as part of his employment arrangement. Mr. Gulati and Mr. Tidwell are entitled to a one-half year of base salary severance, except in the case of a change in control, as part of his employment arrangement. Data I/O does not have a formal policy regarding executive severance but has generally provided an amount it believes is consistent with severance typically provided for executives in similar positions and with similar periods of service.

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Change in Control and Other Termination Arrangements

	Termination without cause and Change in Control not applicable	Termination without cause and Change in Control applicable		Change in Control applicable without termination
Name	Compensation (3)	Compensation (2)	Option/SAR/RSA Vesting (1)	Compensation (4)	Option/SAR/RSA Vesting (1)

Anthony Ambrose (5)	$330,000	$645,308	172,500	$165,000	172,500
Joel S. Hatlen (3)	$134,351	$554,351	60,626	$120,000	60,626
Rajeev Gulati (6)	$115,000	$436,949	60,626	$115,000	60,626
Michael Tidwell (6)	$112,500	$380,324	93,125	$112,500	93,125

(1)
Maximum vesting on Change in Control as of March 22, 2021.
(2)
Represents the Data I/O standard employee severance, alternative Executive/Employment Agreement severance, change in control transition/closing incentive, and outplacement expense reimbursement, as applicable as of March 22, 2021.
(3)
Minimum amount per Data I/O standard employee severance plan; no formal executive severance plan is in place as of March 22, 2021. A letter agreement provides that Mr. Hatlen’s severance shall be equal to the Data I/O standard severance in effect at March 1, 2014. (See (5) below for Mr. Ambrose and (6) below for Mr. Gulati and Mr. Tidwell.)
(4)
Represents change in control transition/closing incentive as of March 22, 2021.
(5)
Mr. Ambrose is entitled to a one year of base salary severance, except in the case of a change in control, as part of his employment arrangement.
(6)
Mr. Gulati and Mr. Tidwell are entitled to a one-half year of base salary severance, except in the case of a change in control, as part of their employment arrangement.

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SUMMARY COMPENSATION TABLE

The following table shows compensation paid by Data I/O for services rendered during 2019 and 2020 to each of our named executive officers.

Name1	Year	Salary2	Bonus3	Stock Awards4	Option Awards4,5	Non-Equity Incentive Plan Compen- sation6	Non-Qualified Deferred Compen-sation Earnings7	All Other Compen- sation8	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Anthony Ambrose	2020	$297,000	$0	$270,900	$0	$0	$0	$10,400	$578,300
Chief Executive	2019	$330,000	$0	$267,900	$0	$0	$0	$12,662	$610,562
Officer &
President

Joel Hatlen	2020	$216,000	$0	$90,300	$0	$0	$0	$10,227	$316,527
Vice President	2019	$240,000	$0	$89,300	$0	$0	$0	$12,638	$341,938
Chief Operating &
Financial Officer
Secretary, Treasurer

Rajeev Gulati	2020	$207,000	$0	$90,300	$0	$0	$0	$8,918	$306,218
Vice President	2019	$230,000	$0	$89,300	$0	$0	$0	$12,232	$331,532
Chief Technical
Officer

Michael Tidwell	2020	$202,500	$0	$120,400	$0	$0	$0	$9,893	$332,793
Vice President	2019	$150,541	$0	$286,350	$60,973	$29,205	$0	$6,354	$533,423
Marketing & Business Development

(1)
Data I/O currently has four named executive officers.
(2)
No base pay adjustments were made for executive officers in 2020 or 2019 except on hiring. Base pay adjustments for executive officers were last made effective July 1, 2017. In 2020, for the second and third quarter, a COVID-19 impact related 20% temporary pay reduction was in effect.
(3)
Employee patent and service awards paid in 2020.
(4)
Amount represents the fair value of restricted stock or the fair value of stock options granted during the year.
(5)
All options granted to executive officers are granted in tandem with an equal number of SARs. SARs are only exercisable upon the occurrence of certain events leading to a change in the control of Data I/O. See “Change in Control and Other Termination Arrangements.” No options and SARs were awarded to executive officers in 2020.
(6)
Amounts earned under the MICP variable compensation arrangement in place for the year as approved by the Board.
(7)
Not applicable for Data I/O.
(8)
These amounts represent for Mr. Ambrose, Mr. Hatlen, Mr. Gulati and Mr. Tidwell, Data I/O’s matching contributions to Data I/O’s 401(k) Plan, and the value of group term life insurance in excess of premiums paid by each of the executive officers under the standard employee benefit plans.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexer-cised Options Exercisable	Number of Securities Underlying Unexe-rcised Options Unexer-cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)	(#)	($)		#	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Anthony	0	0	0	3	3	172,500	$710,700	0	$0
Ambrose

Joel	0	0	0			60,626	$249,779	0	$0
Hatlen

Rajeev	0	0	0			60,626	$249,779	0	$0
Gulati

Michael	9,375	15,625	0	$4.98	5/1/2025	77,500	$319,300	0	$0
Tidwell

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EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about Data I/O’s Common Stock that may be issued upon the exercise of options and rights under all of Data I/O’s existing equity compensation plans as of December 31, 2020.

	(a) Number of securities to be issued upon the exercise of outstanding options, warrants and rights	(b) Weighted–average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by the security holders (1) (2)	3,175	$4.90	286,925
Equity compensation plans not approved by the security holders (3)	25,000	$4.98	-
Total	28,175	$4.97	286,925

(1)
Represents shares of our Common Stock issuable pursuant to the Data I/O Corporation 2000 Stock Compensation Incentive Plan, 1982 Employee Stock Purchase Plan and 1996 Director Fee Plan. Table excludes unvested restricted stock awards of 605,728 from the 2000 Plan.
(2)
Stock Appreciation Rights Plan (“SAR”) provides that directors, executive officers or holders of 10% or more of our Common Stock have an accompanying SAR with respect to each exercisable option. While the plan has been approved by the security holders, no amounts are included in columns (a), (b), or (c) relating to the SAR.
(3)
Inducement grant to Michael Tidwell of 25,000 non-qualified stock options. Table excludes remaining unvested 2019 restricted stock inducement grant of 37,500 to Michael Tidwell.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors requests that the shareholders ratify the continued appointment of Grant Thornton LLP to serve as Data I/O’s independent auditors for calendar year 2021. Grant Thornton LLP examined the consolidated financial statements of Data I/O for the year ended December 31, 2020. Representatives of Grant Thornton LLP are invited to be present at the Annual Meeting to make a statement if they desire to do so and to respond to questions by shareholders.

The Board recommends a vote “FOR” the continued appointment of Grant Thornton LLP to serve as Data I/O’s independent auditors for calendar year 2021.

PROPOSAL 3: SAY ON PAY - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors requests that the shareholders approve, on an advisory basis, the compensation paid to Data I/O’s Named Executive Officers, as described in “Executive Compensation”, pursuant to the following Advisory Resolution:

“RESOLVED, that Data I/O’s shareholders approve, on an advisory basis, the compensation of Data I/O’s named executive officers, as disclosed in Data I/O’s Proxy Statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2020 Summary Compensation Table and the other related tables and disclosure.”

Our executive compensation program contains elements of cash, incentive and equity-based compensation and is designed to align the interests of our executives with those of our shareholders. The “Executive Compensation” section of this Proxy Statement, describes in detail our executive compensation programs.

The Board has implemented an executive compensation program that is intended to reward financial performance based on goals established by the Board. The Board fosters a performance-oriented culture by linking a significant portion of each executive officer’s compensation to overall Company financial performance (70%), as measured in 2021 by adjusted operating income as a percentage of revenue, and SentriX Revenue Objectives (30%), as measured by revenue growth targets, which the Company believes are important metrics for Data I/O and its shareholders. We believe that equity awards align the interests of our executives with those of our long-term shareholders by encouraging long-term performance and incentivizing our executives to increase long-term shareholder value. Equity awards represent a key component, and are a significant portion, of our executive compensation.

The Board has designed Data I/O’s executive compensation program to attract, motivate, reward and retain our executive officers to achieve Data I/O’s corporate objectives and increase shareholder value.

The Say on Pay vote is advisory and not binding on Data I/O or the Board of Directors; however, the Board will consider the outcome of the vote when making future compensation decisions for our executive officers.

The Board recommends a vote “FOR” the Advisory Resolution (Say on Pay) approving the compensation of the Company’s named executive officers as described in this Proxy Statement.

PROPOSAL 4: AMENDMENT AND RESTATEMENT OF 2000 PLAN

At the Annual Meeting, the shareholders of Data I/O will be asked to approve an amendment and restatement of the 2000 Plan, which, if approved, will increase the number of shares of Common Stock that have been made available under the 2000 Plan by an additional 700,000 shares, to an aggregate of 3,228,739 shares, the fair market value of such securities is $17,338,328 as of March 22, 2021, as well as make certain other modifications to the 2000 Plan. As of March 22, 2021, Data I/O has outstanding options and awards under the 2000 Plan with respect to598,228 shares of Common Stock and 128,893 shares of Common Stock available for grants. Changes or updates to the plan include: addition of 700,000 shares to the plan along with updating the amendment notes, and making explicit three items previously silent on 1) repricing of stock option’s exercise price shall, in accordance with NASDAQ, require shareholder approval; 2) excise tax gross ups are not allowed; and 3) awards are not transferrable to 3rd party financial institutions.  Approval of the proposed increase will also be deemed a ratification of the terms of the 2000 Plan, as amended.

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The Board of Directors believes that the 2000 Plan has contributed to strengthening the incentive of participating employees to achieve the objectives of Data I/O and its shareholders by encouraging employees to acquire a greater proprietary interest in Data I/O. The Board of Directors believes that additional shares must be reserved for use under the 2000 Plan to enable Data I/O to attract and retain key employees through the granting of options under the 2000 Plan. The proposed increase in the number of shares reserved under the 2000 Plan is not required or intended to cover awards previously made under the 2000 Plan. As such, no new plan benefits have been granted to date, and future awards under the 2000 Plan are not yet determinable. Information concerning outstanding awards under the 2000 Plan is available in this proxy statement in the following tables and the narrative accompanying them: Summary Compensation Table, Outstanding Equity Awards at Fiscal Year End and Director Compensation. See “Equity Plan Compensation Information” for additional information about Data I/O’s existing equity compensation plans which forms a part of this proposal. The last sale price for the Common Stock, as reported by The NASDAQ Capital Market on March 22, 2021, was $5.37 per share.

This proposal will be approved, if a quorum is present, and if the number of votes cast, in person or by proxy, in favor of the proposal exceeds the number of votes cast against the proposal. The Board of Directors recommends a vote FOR approval of the proposed amendment and restatement of the 2000 Plan. Unless instructed otherwise, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies in favor of the above-referenced amendment to the 2000 Plan.

Previously Granted Awards Under the 2000 Plan

The following table provides information related to the total number of Common Shares issuable in connection with outstanding, unexercised Award grants under the 2000 Plan held by each of the following individuals and groups as at March 22, 2021.

Name	Stock Options/Awards Previously Granted #
Anthony Ambrose	172,500
Joel Hatlen	60,626
Rajeev Gulati	60,626
Michael Tidwell	40,000
All executive officers as a group	333,752
All directors who are not executive officers as a group	63,551
All employees who are not executive officers as a group	200,925 [●]

Description of the 2000 Plan, As Proposed to be Amended and Restated

The following description of the 2000 Plan, as proposed to be amended and restated, is qualified in its entirety by reference to the full text of such 2000 Plan, a copy of which is attached to this Proxy Statement as Appendix A. The purpose of the 2000 Plan is to enhance the long-term shareholder value of Data I/O by offering opportunities to employees, persons to whom offers of employment have been extended, directors, officers, consultants, agents, advisors and independent contractors of Data I/O and its subsidiaries to participate in Data I/O’s growth and success, and to encourage them to remain in the service of Data I/O and its subsidiaries and to acquire and maintain stock ownership in Data I/O. The 2000 Plan may be administered either by the Board of Directors or a committee or committees appointed by (in either case, the “Committee”), and consisting of two or more independent members of, the Board of Directors. The Committee will have broad discretion to determine the amount and type of awards and terms and conditions of the awards. Individual grants will generally be based on a person’s present and potential contribution to Data I/O.

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As of March 22, 2021, Data I/O had approximately 96 employees and 4 non-employee directors who would be eligible to participate in the 2000 Plan. Consultants, agents, advisors, and independent contractors can be eligible under the 2000 Plan. Because the grant of awards is based upon a determination made by the Committee after a consideration of various factors, Data I/O currently cannot determine the nature and amount of any awards that will be granted in the future to any eligible individual or group of individuals. However, with respect to awards granted prior to 2021, the maximum number of shares that could be granted under the 2000 Plan during any calendar year to covered employees (generally the chief executive officer and the three other most highly compensated officers, other than the chief financial officer, whose compensation is required to be disclosed pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended) was 200,000, except that Data I/O could make additional one-time grants to newly hired participants of up to 100,000 shares per such participant. In addition, the maximum number of shares that can be granted to a non-employee director of Data I/O during any calendar year is limited to 100,000.

Awards may be granted in the form of incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options (“NQOs”) (each ISO or NQO, an “Option” and collectively, “Options”), stock appreciation rights, stock awards in the form of restricted stock (“Restricted Stock”), or other arrangements determined by the Committee. Any award may be granted either alone or in tandem with other awards granted under the 2000 Plan. The option price of ISOs shall be as determined by the Committee, but shall not be less than 100% of the fair market value of the Common Stock on the grant date. The option price of NQOs may be less than the fair market value of the Common Stock on the date of the grant; however, as a matter of policy Data I/O does not grant options with an exercise price that is less than the fair market value of the shares on the date of grant of the option. The Committee may condition the grant of the award upon the attainment of specified performance goals or other criteria, which need not be the same for all participants. No ISOs may be granted under the 2000 Plan on or after February 22, 2027 (February 21, 2028 if this proposal is approved), but ISOs outstanding under the 2000 Plan may extend beyond that date.

Options. Options granted under the 2000 Plan may be ISOs or NQOs. The exercise price of ISOs may not be less than the fair market value of the shares subject to the ISO on the date of grant. The term of any ISO granted under the 2000 Plan may not exceed ten years. In addition, ISOs are subject to certain other limitations in order to take advantage of the favorable U.S. tax treatment that may be available for ISOs.

Restricted Stock. Restricted Stock awards consist of non-transferable shares of Common Stock of Data I/O which may be subject to a right of purchase by Data I/O although Data I/O has not subjected any such awards to a repurchase right. The Committee may provide for the lapse of the transfer restrictions over a period of time, or may accelerate or waive such restrictions, in whole or in part, based on service, performance or other criteria determined by the Committee.

Stock Appreciation Rights. A stock appreciation right will give the holder the right to receive an appreciation distribution in an amount equal to the excess of the fair market value of the number of shares of Common Stock covered by the right over the exercise price per share subject to the right. Stock appreciation rights may be granted separately or in tandem with a related Option. Payment may be made in a combination of shares of Common Stock or in cash, as determined by the Committee.

The consideration payable upon issuance or exercise of an award and any taxes related to an award must generally be paid in cash or check. However, the Committee, in its sole discretion, may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Committee may determine, authorize payment by the tender of Common Stock already owned by the participant for at least six months having a fair market value on the day prior to the exercise date equal to the aggregate Option exercise price, by net exercise of the Option, by delivery of a promissory note, by delivery of a properly executed exercise notice, together with irrevocable instruction (i) to a third-party designated by Data I/O to deliver to Data I/O the amount of sale or loan proceeds to pay the exercise price and withholding tax obligations and (ii) to Data I/O to deliver the certificates for such shares to the third-party, or by such other consideration as the Committee may permit. In addition, to assist a holder of award (excluding a holder who is an officer or director of Data I/O due to Sarbanes Oxley restrictions) in acquiring shares of Common Stock pursuant to an award granted under the 2000 Plan, the Committee, in its sole discretion, may authorize, either at the grant date or at any time before the acquisition of Common Stock pursuant to the award, the extension of a loan to the holder by Data I/O, the payment by the holder of the purchase price, if any, of the Common Stock in installments, or the guarantee by Data I/O of a loan obtained by the grantee from a third-party. Awards generally may be exercised at any time within three months after termination of a participant’s employment by, or consulting relationship with, Data I/O (but, only to the extent exercisable or payable at the time of termination). However, if termination is due to the participant’s death or disability, the award generally may be exercised for one year. Except as authorized by the Committee, no award shall be assignable or otherwise transferable by a participant other than by will or by the laws of descent and distribution.

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The Committee may adjust the performance goals and measurements applicable to awards. The Committee also may waive in whole or in part any or all restrictions, conditions, vesting or forfeiture with respect to any award granted under the 2000 Plan. The Board of Directors may amend, alter or discontinue the 2000 Plan or any award at any time, except that the consent of a participant is required if the participant’s rights under an outstanding award would be impaired. In addition, the shareholders of Data I/O must approve any amendment, alteration or discontinuance of the 2000 Plan that would (i) increase the total number of shares reserved under the 2000 Plan, (ii) with respect to provisions solely as they relate to ISOs, to the extent required for the 2000 Plan to comply with Section 422 of the Code, (iii) to the extent required by other applicable laws, rules or regulations or (iv) to the extent that the Board of Directors otherwise concludes that shareholder approval is advisable.

The 2000 Plan constitutes an unfunded plan for incentive and deferred compensation. Data I/O is not required to create trusts or arrangements to meet its obligations under the 2000 Plan to deliver stock or make payments.

In the event of a “change in control” of Data I/O, as defined in the 2000 Plan, in which the outstanding options do not remain outstanding or are not assumed by the surviving entity or replaced with comparable options, the vesting of outstanding “qualifying” awards under the 2000 Plan will, unless the applicable agreement with respect to the award or the Committee determines otherwise, subject to certain limitations, be accelerated in full. If outstanding options remain outstanding after a change of control or are assumed by the surviving entity or replaced with comparable options, subject to certain limitations, the vesting of outstanding “qualifying” options will be accelerated to the extent of 25% of the unvested portion thereof and the vesting of outstanding Qualifying Shares will be accelerated to the extent of 25% of the unvested portion thereof. Director option grants and certain change in control agreements provide for 100% vesting of all options on a change in control. Further, if the holder of any “qualifying” award which remains outstanding or is assumed by the surviving entity in a change of control transaction is terminated involuntarily within 180 days of the change of control, the vesting of all options and other awards held by such person will be accelerated in full. A “qualifying” award is defined as an option or award that has been held for at least 180 days as of the change of control. Qualifying Shares means common stock issued pursuant to a “qualifying” award which are subject to the right of Data I/O to repurchase some or all of such shares at the original purchase price (if any) upon the holder’s termination of services to Data I/O. A “change in control” is defined to include (i) a merger or consolidation of Data I/O in which more than 50% of the voting power of Data I/O’s outstanding stock outstanding after the transaction is owned by persons who are not shareholders immediately prior to such transaction, and (ii) the sale or transfer of all or substantially all of Data I/O’s assets.

Certain Federal Income Tax Consequences

THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT, OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

Incentive Stock Options

Awards and Exercise of Options. ISOs are intended to constitute “incentive stock options” within the meaning of Section 422 of the Code. ISOs may be granted only to employees of Data I/O (including directors who are also employees). The recipient of an Option (the “Optionee”) does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the Option exercise price (the “Option Spread”) is includable in the Optionee’s “alternative minimum taxable income (“AMTI”) for purposes of the alternative minimum tax (“AMT”). The Option Spread is generally measured on the date of exercise and is includable in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a “substantial risk of forfeiture” (including, in the case of each person subject to the reporting requirements of Section 16(b) of the Exchange Act). In addition, when stock is acquired subject to a “substantial risk of forfeiture”, an Optionee’s holding period for purposes of determining whether any capital gain or loss on sale is long-term will generally not begin until the restriction lapses.

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Sale of Option Shares. If an Optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date such shares were transferred to the Optionee, any gain from a sale of the shares other than to Data I/O should be taxable as capital gain. Under these circumstances, Data I/O would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an Optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a “Disqualifying Disposition”), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and Data I/O would be entitled to a corresponding tax deduction in the year of sale. Such income is subject to information reporting requirements. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain. Optionees are required to notify Data I/O promptly after making a Disqualifying Disposition. If the stock is sold to Data I/O rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to Data I/O will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is “not essentially equivalent to a dividend” within the meaning of the Code.

Exercise With Stock. If an Optionee pays for ISO shares with shares of Data I/O acquired under an ISO or a qualified employee stock purchase plan (“Statutory Option Stock”), the tender of shares is a Disqualifying Disposition of the Statutory Option Stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the Statutory Option Stock are satisfied, or the shares were not acquired under a statutory stock option of Data I/O, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

Nonqualified Stock Options

Awards and Exercise of Options. An Optionee is not taxable upon the award of an NQO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a “substantial risk of forfeiture”. If the shares are not subject to a “substantial risk of forfeiture”, or if they are so restricted and the Optionee files a Section 83(b) Election with respect to the shares, the Optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Optionee’s tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a “substantial risk of forfeiture” and no Section 83(b) Election is filed, the Optionee will not be taxable upon exercise, but instead will have ordinary income on the date the stock is no longer subject to a “substantial risk of forfeiture”, in an amount equal to the difference between the amount paid for the shares under the Option and their fair market value as of the date of lapse; in addition, the Optionee’s holding period will begin on the date of lapse.

Whether or not the shares are subject to a “substantial risk of forfeiture”, the amount of ordinary income taxable to an Optionee who was an employee at the time of grant constitutes “supplemental wages” subject to a withholding of income and employment taxes by Data I/O, and Data I/O receives a corresponding income tax deduction.

Sale of Option Shares. Upon sale, other than to Data I/O, of shares acquired under a NQO, an Optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee’s tax basis in the shares, which will be long-term gain or loss if the employee’s holding period in the shares is more than one year. If the stock is sold to Data I/O rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to Data I/O will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is “not essentially equivalent to a dividend” within the meaning of the Code.

Exercise With Stock. If the Optionee pays the option exercise price by tendering other shares of Common Stock of the Company then owned by the Optionee, the Optionee will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise of the option, which exceed the number of shares tendered by the Optionee.

If the surrendered shares are Statutory Option Stock as described above under “Incentive Stock Options”, with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the Statutory Option Shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

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Net Exercise. If a NQO is exercised through a net exercise, Data I/O will not require payment of the exercise price of the NQO but will reduce the number of shares issued upon exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, Data I/O will accept a cash payment from the Optionee. The Optionee will recognize ordinary income in an amount equal to the excess of the aggregate fair market value of the shares that otherwise would be issued upon exercise of the NQO over the aggregate exercise price of the NQO being exercised. The Optionee’s tax basis in the shares received is their fair market value at the time of exercise.

Restricted Stock Awards

Grant and Lapse of Restrictions. Section 83(b) election of the Internal Revenue Code allows the holder of a restricted stock award to elect, within 30 days after the date he receives a restricted stock award, to recognize and be taxed on ordinary income equal to the fair market value of the common stock at that time. If the holder does not make a Section 83(b) election within 30 days from the date he receives a restricted stock award, the holder will recognize ordinary income equal to the fair market value of the common stock at expiration of the restriction period. The holder’s basis in the shares will equal their fair market value at the time the holder recognizes ordinary income. The holder will be taxed at ordinary income rates on cash dividends paid before the end of the restriction period. Subject to the general rules concerning deductibility of compensation, Data I/O will be allowed an income tax deduction in the amount that, and for our taxable year in which, the holder recognizes ordinary income in connection with a restricted stock award. Dividends on the restricted stock that are received by the holder before the end of the restriction period also will be deductible by Data I/O subject to the general rules concerning compensation.

Forfeiture of Restricted Stock. If the holder does not make the Section 83(b) election described above and, before the restriction period expires, he forfeits the restricted stock under the terms of the award, the holder will not recognize any ordinary income in connection with the restricted stock award. If the holder does make a Section 83(b) election and subsequently forfeits the restricted stock under the terms of the award, the holder will not be allowed an ordinary income tax deduction with respect to the forfeiture. However, the holder may be entitled to a capital loss.

Sale of Shares. The holder cannot sell or otherwise dispose of the restricted stock until after the restriction period expires. When shares are sold after the restriction period expires, the holder will recognize gain or loss in an amount by which the sale price of the shares differs from his tax basis in the shares. If, as usually is the case, the shares are a capital asset in the hands of the holder, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss. Any capital gain or loss recognized upon sale of the shares will be treated as long-term capital gain or loss if the holder held the shares for more than 12 months from the date he recognized ordinary income with respect to the shares and as short-term capital gain or loss if he held the stock for 12 months or less from the date the holder recognized ordinary income.

Stock Appreciation Rights

Grant. At the time a SAR is granted, the recipient will not recognize any taxable income.

Exercise. At the time the holder exercises a SAR, he will recognize ordinary income equal to the cash received, or fair market value of any shares of common stock received, at that time (in the amount that is equal to the excess of the fair market value of a share of our common stock on the date the SAR is exercised over the grant price of the SAR). The holder’s tax basis in any shares received will equal the fair market value of those shares at the time he recognizes ordinary income as a result of exercising the SAR. Subject to the general rules concerning deductibility of compensation, Data I/O will be allowed an income tax deduction in the amount that, and for our taxable year in which, the holder recognizes ordinary income upon the exercise of a SAR.

Sale of Shares. If, as usually is the case, shares received upon exercise of a SAR (if any) are a capital asset in the hands of the holder, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as a capital gain or loss. Any capital gain or loss recognized upon sale of the shares will be characterized as long-term capital gain or loss if the holder held the shares for more than 12 months and as short-term capital gain or loss if the holder held the stock for 12 months or less. For purposes of determining whether the gain will be recognized as long-term or short-term capital gain or loss on the subsequent sale of the shares, the holding period will begin at the time the SAR was exercised.

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Change in Control

Depending on the terms of an award and the determination of the Committee, upon a change in control of Data I/O, restrictions on awards may lapse, or the award may mature or become exercisable, on an accelerated schedule. If this type of benefit, or other benefits and payments connected with an award that result from a change in control of Data I/O, are granted to certain individuals (such as our executive officers), the benefits and payments may be deemed to be “parachute payments” within the meaning of Section 280G of the Internal Revenue Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual’s “base amount,” the excess of the parachute payments over one times the base amount (1) will not be deductible by Data I/O and (2) will be subject to a 20% excise tax payable by the individual. “Base amount” is the individual’s average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs.

Deductibility of Executive Compensation Under Code Section 162(m)

Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s “covered employees” which generally includes the chief executive officer, the chief financial officer and the corporation’s three other most highly compensated executive officers whose compensation is required to be disclosed under rules and regulations under the Securities Exchange Act of 1934. Any individual who is a covered employee at any time during a tax year commencing after 2016 will remain a covered employee permanently. However, awards of “qualified performance-based qualified compensation” that were awarded pursuant to a written binding contract in effect as of November 2, 2017 are “grandfathered” under prior law and are not subject to the $1,000,000 deduction limit as long as they are not materially modified. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s shareholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

OTHER BUSINESS

As of the date of this Proxy Statement, Data I/O is not aware of any other business to be acted upon at the Annual Meeting. If any other business calling for a vote of the shareholders is properly presented at the meeting, the holders of the proxies will vote or refrain from voting in accordance with their best judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

Data I/O’s Bylaws provide that advance notice of nominations for the election of directors at a meeting of shareholders must be delivered to or mailed and received by Data I/O at its principal offices on or before February 17, 2021, in the case of the 2021 annual meeting of shareholders, and in the case of a special meeting of shareholders to elect directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Data I/O’s Bylaws also provide that advance notice of business to be brought before the 2021 Annual Meeting of Shareholders by a shareholder must be submitted in writing and delivered to, or mailed and received by, Data I/O on or before February 17, 2021.

Each notice of a nomination or proposal of business must contain, among other things: (i) the name and address of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of stock of Data I/O entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to vote at the meeting for the proposal; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder and any material interest of such shareholder in any proposal to be submitted to the meeting; (iv) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) with respect to the nominations, the consent of each nominee to serve as a director of Data I/O if elected.

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A copy of the full text of the provisions of Data I/O’s Bylaws dealing with shareholder director nominations and proposals is available to shareholders from the Secretary of Data I/O upon written request. The Bylaws may also be accessed online, as a Form 10K exhibit as referenced in our Annual Report on Form 10K. SEC rules establish a deadline for submission of shareholder nominations proposals that are not intended to be included in Data I/O’s proxy statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the 2021 Annual Meeting was February 17, 2021. If a shareholder gives notice of such a nomination or proposal after the Discretionary Vote Deadline, Data I/O’s proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder nomination or proposal when and if the proposal is raised at the 2021 Annual Meeting.

Eligible shareholders who intend to have a nomination or proposal considered for inclusion in Data I/O’s proxy materials for presentation at the 2022 Annual Meeting must submit the proposal to Data I/O at its principal offices no later than December 10, 2021. Shareholders who intend to present a nomination or proposal at the 2022 Annual Meeting without inclusion of such nomination or proposal in Data I/O’s proxy materials are required to provide notice of such nomination or proposal to Data I/O no later than February 19, 2022, as further directed above.

To qualify as an “eligible” shareholder, a shareholder must have been a record or beneficial owner of at least one percent (1%) of Data I/O’s outstanding Common Stock, or shares of Common Stock having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held.

Data I/O reserves the right to reject, rule out of order, or take appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements, but only after Data I/O has notified the shareholder(s) who have submitted the nomination or proposal of the problem and such shareholder(s) have failed to correct it. This obligation to notify the appropriate shareholder(s) does not apply to the failure to submit such nomination or proposal prior to the deadlines discussed above.

STOCKHOLDERS SHARING THE SAME ADDRESS

To reduce the expenses of delivering duplicate materials, we are taking advantage of the SEC’s “house holding” rules which permit us to deliver only one set of proxy materials (or one Notice of Internet Availability of Proxy Materials) to shareholders who share an address unless otherwise requested. If you share an address with another shareholder and have received only one set of these materials, you may request a separate copy at no cost to you by contacting Investor Relations by email at investorrelations@dataio.com, by phone at (425) 881-6444, by fax at (425) 881-2917 or by writing to Data I/O investor relations, attention Joel Hatlen, 6645 185th Avenue NE, Suite 100, Redmond WA 98052. For future annual meetings, you may request separate materials, or request that we send only one set of materials to you if you are receiving multiple copies, by contacting Investor Relations as noted above.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors on behalf of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of Data I/O, none of whom will receive any additional compensation for their services. In addition, Data I/O may engage an outside proxy solicitation firm to render proxy solicitation services and, if so, will pay a fee for such services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph or messenger. Data I/O will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All such costs of solicitation of proxies will be paid by Data I/O.

Copies of our annual report on Form 10-K for the year ended December 31, 2020, are being mailed with this Proxy Statement to each shareholder of record. If you did not receive a copy of our annual report Form 10-K, you may obtain a copy (without exhibits) without charge by writing c/o Secretary, 6645 185th Avenue NE, Suite 100, Redmond, WA 98052 or by calling (425) 881-6444. Copies of the exhibits to our annual report on Form 10-K are available for a nominal fee or may be viewed at https://www.dataio.com/Company/Investor-Relations/Annual-Meeting.aspx or www.sec.gov in the EDGAR filing of our report.

By Order of the Board of Directors /s/ Anthony Ambrose Anthony Ambrose President and Chief Executive Officer Redmond, Washington

April 5, 2021

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Appendix A

DATA I/O CORPORATION
2000 STOCK COMPENSATION INCENTIVE PLAN

1.
PURPOSES

1.1    The purpose of the Data I/O Corporation 2000 Stock Compensation Incentive Plan, as amended and restated, (the “2000 Plan”) is to enhance the long-term shareholder value of Data I/O Corporation, a Washington corporation (the “Company”), by offering opportunities to employees, persons to whom offers of employment have been extended, directors, officers, consultants, agents, advisors and independent contractors of Data I/O and its Subsidiaries (as defined in Section 2) to participate in Data I/O's growth and success, and to encourage them to remain in the service of Data I/O and its Subsidiaries and to acquire and maintain stock ownership in Data I/O.

2.
DEFINITIONS

For purposes of the 2000 Plan, the following terms shall be defined as set forth below:

2.1
Acquired Entities.

“Acquired Entities” has the meaning given in Section 6.2.

2.2
Acquisition Transaction.

“Acquisition Transaction” has the meaning given in Section 6.2.

2.3
Award.

“Award” means a grant made to a Participant pursuant to the 2000 Plan, including, without limitation, grants of Options, Stock Appreciation Rights, Stock Awards, Other Stock-Based Awards or any combination of the foregoing.

2.4
Board.

“Board” means the Board of Directors of Data I/O.

2.5
Cause.

“Cause” means dishonesty, fraud, misconduct, disclosure of confidential information, conviction of, or a plea of guilty or no contest to, a felony under the laws of the United States or any state thereof, habitual absence from work for reasons other than illness, intentional conduct which causes significant injury to Data I/O, habitual abuse of alcohol or a controlled substance, in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.6
Change in Control.

“Change in Control” means (i) the consummation of a merger or consolidation of Data I/O with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of Data I/O immediately prior to such merger, consolidation or other reorganization or (ii) the sale, transfer or other disposition of all or substantially all of Data I/O’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of Data I/O’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held Data I/O’s securities immediately before such transaction.

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2.7
Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8
Common Stock.

“Common Stock” means the common stock, no par value, of Data I/O.

2.9
Disability.

“Disability” means a medically determinable mental or physical impairment or condition of the Holder which is expected to result in death or which has lasted or is expected to last for a continuous period of twelve (12) months or more and which causes the Holder to be unable, in the opinion of the Plan Administrator on the basis of evidence acceptable to it, to perform his or her duties for Data I/O and, in the case of a determination of Disability for purposes of determining the exercise period for an Incentive Stock Option, to be engaged in any substantial gainful activity. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the 2000 Plan, determine the date of the Holder’s termination of employment, service or contractual relationship.

2.10
Exchange Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11
Fair Market Value.

“Fair Market Value” shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the NASDAQ Capital Market, the mean between the high and low selling prices for the Common Stock as reported by the NASDAQ Capital Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the mean between the high and low selling prices for the Common Stock as such prices are officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

2.12
Grant Date.

“Grant Date” means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

2.13
Holder.

“Holder” means the Participant to whom an Award is granted or the personal representative of a Holder who has died.

2.14
Incentive Stock Option.

“Incentive Stock Option” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

2.15
Involuntary Termination.

“Involuntary Termination” means termination of the Holder’s service to Data I/O (or the parent or subsidiary company employing such Holder) or the other party to the transaction constituting a Change in Control by reason of (i) the involuntary discharge of such Holder by Data I/O (or the parent or subsidiary company employing such Holder) or the other party to the transaction constituting a Change in Control for reasons other than Cause or (ii) the voluntary resignation of the Holder following (A) a change in such Holder’s position with Data I/O (or its successor or the parent or subsidiary company that employs such Holder) or the other party to the transaction constituting a Change in Control that materially reduces such Holder’s level of authority or responsibility or (B) a reduction in such Holder’s compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 20%.

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2.16
Nonqualified Stock Option.

“Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

2.17
Option.

“Option” means the right to purchase Common Stock granted under Section 7.

2.18
Option Shares.

“Option Shares” means the shares of Common Stock issuable upon a Holder’s exercise of an Option granted under the 2000 Plan.

2.19
Other Stock-Based Award.

“Other Stock-Based Award” means an Award granted under Section 11.

2.20
Participant.

“Participant” means an individual who is a Holder of an Award or, as the context may require, any employee, director (including directors who are not employees), officer, consultant, agent, advisor or independent contractor of Data I/O or a Subsidiary who has been designated by the Plan Administrator as eligible to participate in the 2000 Plan.

2.21
Plan Administrator.

“Plan Administrator” means the Board or any committee designated to administer the 2000 Plan under Section 3.1.

2.22
Qualifying Award.

“Qualifying Award” means an Option or an Award that is held by a person who had been an employee, director, consultant or agent to Data I/O for at least 180 days as of the effective date of a Change in Control.

2.23
Qualifying Shares.

“Qualifying Shares” means shares of Common Stock issued pursuant to a Qualifying Award which are subject to the right of Data I/O to repurchase some or all of such shares at the original purchase price (if any) upon termination of the Holder’s services to Data I/O.

2.24
Restricted Stock.

“Restricted Stock” means shares of Common Stock granted pursuant to a Stock Award under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

2.25
Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

2.26
Stock Appreciation Right.

“Stock Appreciation Right” means an Award granted under Section 9.

2.27
Stock Award.

“Stock Award” means an Award granted under Section 10.

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2.28
Subsidiary.

“Subsidiary,” except as expressly provided otherwise, means any entity that is directly or indirectly controlled by Data I/O or in which Data I/O has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of Data I/O.

2.29
Unvested Portion.

“Unvested Portion” means the portion of a Qualifying Award or Qualifying Shares that is/are unvested as of the effective date of a Change in Control.

2.30
Vested Portion.

“Vested Portion” means the portion of a Qualifying Award or Qualifying Shares that is/are vested as of the effective date of a Change in Control.

3.
ADMINISTRATION

3.1
Plan Administrator.

The 2000 Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. Any such committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the 2000 Plan or of any Award). The Board, or any committee thereof appointed to administer the 2000 Plan, is referred to herein as the "Plan Administrator." If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator for any persons subject or likely to become subject to Section 16 under the Exchange Act the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code and (b) “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act. The Board or Plan Administrator may delegate the responsibility for administering the 2000 Plan with respect to designated classes of eligible Participants to one or more senior executive officers or committees thereof, the members of which need not be members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.2
Administration and Interpretation by the Plan Administrator.

Except for the terms, conditions and limitations explicitly set forth in the 2000 Plan, the Plan Administrator shall have exclusive authority, in its absolute discretion, to determine all matters relating to Awards under the 2000 Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the 2000 Plan and may from time to time adopt, change and rescind rules and regulations of general application for the 2000 Plan's administration. This authority shall include the sole authority to correct any defect, supply any omission or reconcile any inconsistency in this 2000 Plan and make all other determinations necessary or advisable for the administration of the 2000 Plan and do everything necessary or appropriate to administer the 2000 Plan. The Plan Administrator's interpretation of the 2000 Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the 2000 Plan shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of Data I/O's officers as it so determines.

4.
STOCK SUBJECT TO THE 2000 PLAN

4.1
Authorized Number of Shares.

As of March 10, 2000, Data I/O had outstanding options with respect to 1,215,000 shares of Common Stock and 270,499 shares of Common Stock available for additional grants under the 2000 Plan and the Data I/O 1986 Employee Stock Option Plan (“1986 Plan”). Subject to adjustment from time to time as provided in Section 14.1, Awards of the authorized but unissued shares of Common Stock under the 1986 Plan, or shares of Common Stock that become available under the 1986 Plan as a result of the expiration or termination of options, may be granted under this 2000 Plan. Awards for an additional 300,000 shares of Common Stock shall also be available for issuance under the 2000 Plan. Shares issued under the 2000 Plan shall be drawn from authorized and unissued shares. See also Section 18 for 2000 Plan amendments.

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4.2
Limitations.

(a)         Subject to adjustment from time to time as provided in Section 14.1, not more than 200,000 shares of Common Stock may be made subject to Awards under the 2000 Plan to any individual Participant in the aggregate in any one (1) calendar year, except that Data I/O may make additional one-time grants to newly hired Participants of up to 100,000 shares per such Participant; such limitation shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

(b)         Subject to adjustment from time to time as provided in Section 14.1, not more than 100,000 shares of Common Stock may be made subject to Awards to any non-employee director in the aggregate in any one calendar year.

4.3
Reuse of Shares.

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) and any shares repurchased by Data I/O from a Holder upon exercise of a right of repurchase shall again be available for issuance in connection with future grants of Awards under the 2000 Plan; provided, however, that any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code if and to the extent applicable. Shares that are subject to tandem Awards shall be counted only once. Also, upon a stock-for-stock exercise only the net number of shares will be deemed to have been used under this 2000 Plan.

5.
ELIGIBILITY

Awards may be granted under the 2000 Plan to those officers, directors and key employees of Data I/O and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to Data I/O and its Subsidiaries.

6.
AWARDS

6.1
Form and Grant of Awards.

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the 2000 Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Stock Awards and Other Stock-Based Awards. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of Data I/O.

6.2
Acquired Company Awards.

Notwithstanding anything in the 2000 Plan to the contrary, the Plan Administrator may grant Awards under the 2000 Plan in substitution for awards issued under other plans, or assume under the 2000 Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of the Acquired Entity) and the new Award is substituted, or the old Award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (an “Acquisition Transaction”). If a written agreement pursuant to which an Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

7.
AWARDS OF OPTIONS

7.1
Grant of Options.

The Plan Administrator is authorized under the 2000 Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

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7.2
Option Exercise Price.

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

7.3
Term of Options.

The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be six (6) years from the Grant Date.

7.4
Exercise of Options.

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option or otherwise set at the time of grant, the Option will be subject to the following: (a) 25% of the Option shall vest and become exercisable on each anniversary of the Grant Date such that the Option shall be fully vested on the fourth anniversary of the Grant Date; (b) in no event shall any additional Option Shares vest after termination of Holder’s employment by or service to Data I/O; and (c) the Plan Administrator may waive or modify the foregoing schedule at any time.

To the extent that the right to purchase shares has accrued there under, an Option may be exercised from time to time by written notice to Data I/O, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. An Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5
Payment of Exercise Price.

The exercise price for shares purchased under an Option shall be paid in full to Data I/O by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or check (unless, at the time of exercise, the Plan Administrator determines not to accept a personal check), except that the Plan Administrator, in its sole discretion, may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Plan Administrator may determine, authorize payment in cash and/or one or more of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to Data I/O's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; (b) a promissory note delivered pursuant to Section 12; (c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a third party designated by Data I/O to deliver promptly to Data I/O the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) Data I/O to deliver the certificates for such purchased shares directly to such third party, all in accordance with the regulations of the Federal Reserve Board; (d) the net exercise of the Option as defined below; or (e) such other consideration as the Plan Administrator may permit.

In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Holder but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company will accept a cash payment from the Participant.

The number of shares of Common Stock underlying an Option will decrease following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the "net exercise" feature, (ii) shares actually delivered to the Holder as a result of such exercise, and (iii) shares withheld for purposes of tax withholding.

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7.6
Post-Termination Exercises.

The Plan Administrator may establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, Data I/O or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time.

If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

In case of termination of the Holder’s employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only (a) within one (1) year if the termination of the Holder’s employment or services are coincident with Disability or (b) within three (3) months after the date the Holder ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of Data I/O or a Subsidiary if termination of the Holder’s employment or services is for any reason other than death or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder’s death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder’s death, by the personal representative of the Holder’s estate entitled thereto at any time or from time to time within one (1) year after the date of death, but in no event later than the remaining term of the Option. In case of termination of the Holder’s employment or services for Cause, the Option shall automatically terminate upon first discovery by Data I/O of any reason for such termination and the Holder shall have no right to purchase any Shares pursuant to such Option, unless the Plan Administrator determines otherwise. If a Holder’s employment or services with Data I/O are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder’s rights under any Option likewise shall be suspended during the period of investigation.

A transfer of employment or services between or among Data I/O and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence or short-term break in service on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

8.
INCENTIVE STOCK OPTION LIMITATIONS

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1   Dollar Limitation.

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the 2000 Plan and all other stock option plans of Data I/O) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two (2) or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options were granted.

8.2   10% Shareholders.

If a Participant owns more than 10% of the total voting power of all classes of Data I/O's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five (5) years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

8.3   Eligible Employees.

Individuals who are not employees of Data I/O or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4   Term.

The term of an Incentive Stock Option shall not exceed ten (10) years.

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8.5   Exercisability.

To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three (3) months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total Disability, such Option must be exercised within one (1) year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Participant's reemployment rights are guaranteed by statute or contract.

8.6  Taxation of Incentive Stock Options.

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two (2) years after the Grant Date of the Incentive Stock Option and one (1) year from the date the shares are transferred to the Participant. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give Data I/O prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7  Promissory Notes.

The amount of any promissory note delivered pursuant to Section 12 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

8.8  Incorporation of Other Provisions.

With respect to Incentive Stock Options, if this 2000 Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out in full herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of this 2000 Plan.

9.
STOCK APPRECIATION RIGHTS

9.1
Grant of Stock Appreciation Rights.

The Plan Administrator may grant a Stock Appreciation Right separately or in tandem with a related Option.

9.2
Tandem Stock Appreciation Rights.

A Stock Appreciation Right granted in tandem with a related Option will give the Holder the right to surrender to Data I/O all or a portion of the related Option and to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator, in its sole discretion, shall determine at any time) in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right, which shall be the same as the exercise price of the related Option. A tandem Stock Appreciation Right will have the same other terms and provisions as the related Option. Upon and to the extent a tandem Stock Appreciation Right is exercised, the related Option will terminate.

9.3  Stand-Alone Stock Appreciation Rights.

A Stock Appreciation Right granted separately and not in tandem with an Option will give the Holder the right to receive an appreciation distribution in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right. A stand-alone Stock Appreciation Right will have such terms as the Plan Administrator may determine, except that the term of the right, if not otherwise established by the Plan Administrator, shall be ten (10) years from the Grant Date.

9.4  Exercise of Stock Appreciation Rights.

Unless otherwise provided by the Plan Administrator in the instrument that evidences the Stock Appreciation Right, the provisions of Section 7.6 relating to the termination of a Holder’s employment or services shall apply equally, to the extent applicable, to the Holder of a Stock Appreciation Right.

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10.
STOCK AWARDS

10.1  Grant of Stock Awards.

The Plan Administrator is authorized to make Awards of Common Stock or of rights to receive shares of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with Data I/O or the achievement of performance goals related to (i) sales, gross margin, operating profits or profits, (ii) growth in sales, gross margin, operating profits or profits, (iii) return ratios related to sales, gross margin, operating profits or profits, (iv) cash flow, (v) asset management (including inventory management), or (vi) total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services or upon the occurrence of other events.

10.2  Issuance of Shares.

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, Data I/O shall transfer, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock covered by the Award.

10.3 Waiver of Restrictions.

Notwithstanding any other provisions of the 2000 Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

11.
  OTHER STOCK-BASED AWARDS

The Plan Administrator may grant other Awards under the 2000 Plan pursuant to which shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10) are or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Awards may be granted alone or in addition to or in tandem with any Award of any type granted under the 2000 Plan and must be consistent with the 2000 Plan’s purpose.

12.
LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

To assist a Holder (excluding a Holder who is an officer or director of Data I/O) in acquiring shares of Common Stock pursuant to an Award granted under the 2000 Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a loan to the Holder by Data I/O, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by Data I/O of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment, will be subject to the Plan Administrator's discretion; provided, however, that repayment of any Company loan to the Holder shall be secured by delivery of a full-recourse promissory note for the loan amount executed by the Holder, together with any other form of security determined by the Plan Administrator. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

13.
ASSIGNABILITY

Except as otherwise specified or approved by the Plan Administrator at the time of grant of an Award or any time prior to its exercise, no Award granted under the 2000 Plan may be assigned, pledged or transferred by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercise ability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that (i) any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award, (ii) the original Holder shall remain subject to withholding taxes upon exercise, (iii) any subsequent transfer of an Award shall be prohibited and (iv) the events of termination of employment or contractual relationship set forth in subsection 7.6 shall continue to apply with respect to the original transferor-Holder.

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14.
ADJUSTMENTS

14.1  Adjustment of Shares.

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in Data I/O's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of Data I/O or of any other corporation or (b) new, different or additional securities of Data I/O or of any other corporation being received by the holders of shares of Common Stock of Data I/O, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and class of securities subject to the 2000 Plan as set forth in Section 4.1, (ii) the maximum number and class of securities that may be made subject to Awards to any individual Participant as set forth in Section 4.2, and (iii) the number and class of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Repricing of stock option exercise prices shall, in accordance with NASDAQ rules, require shareholder approval.

14.2  Dissolution, Liquidation or Change in Control Transactions.

(a)       In the event of the proposed dissolution or liquidation of Data I/O, Data I/O shall notify each Holder at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, all Awards will terminate immediately prior to the consummation of such proposed action.

(b)        Unless the applicable agreement representing an Award provides otherwise, or unless the Plan Administrator determines otherwise in its sole and absolute discretion in connection with any Change in Control, a Qualifying Award which is not vested or is not exercisable in full shall become exercisable or vested in connection with a Change in Control which becomes effective before the Holder’s service to Data I/O terminates as follows:

(i)           If the Qualifying Award remains outstanding following the Change in Control, is assumed by the surviving entity or its parent, or the surviving entity or its parent substitutes awards with substantially the same terms for such Qualifying Award, the vesting and exercisability of the Qualifying Award shall be accelerated to the extent of 25% of the Unvested Portion thereof, and the remaining 75% of the Unvested Portion of such Qualifying Award shall vest in accordance with the vesting schedule set forth in the applicable Award agreement.

(ii)       If the Qualifying Award remains outstanding following the Change in Control, is assumed by the surviving entity or its parent, or the surviving entity or its parent substitutes options with substantially the same terms for such Qualifying Award and if the Holder thereof is subject to an Involuntary Termination within 180 days following such Change in Control, then all Awards held by such Holder (or options issued in substitution thereof) shall become vested or exercisable in full, whether or not the vesting requirements set forth in the Award agreement have been satisfied, for a period of 90 days commencing on the effective date of such Holder’s Involuntary Termination, or if shorter, the remaining term of the Award.

(iii)           If a Qualifying Award does not remain outstanding, and either such Qualifying Award is not assumed by the surviving entity or its parent, or the surviving entity or its parent does not substitute awards with substantially the same terms for such Qualifying Award, such Qualifying Award shall become vested or exercisable in full, whether or not the vesting requirements set forth in the Award agreement have been satisfied, for a period prior to the effective date of such Change in Control of a duration specified by the Plan Administrator, and thereafter the Award shall terminate.

(c)        Unless the applicable agreement representing an Award provides otherwise, or unless the Plan Administrator determines otherwise in its sole and absolute discretion in connection with any Change in Control, the vesting of Qualifying Shares shall be accelerated, and Data I/O’s repurchase right with respect to such shares shall lapse, in connection with a Change in Control which becomes effective before such Holder’s service to Data I/O terminates as follows:

(i)           If Qualifying Awards were outstanding at the effective time of the Change in Control and they are partially accelerated pursuant to Subsection (b)(i) above or if there were no Qualifying Awards outstanding at the effective time of the Change in Control, the vesting of all Qualifying Shares shall be accelerated to the extent of 25% of the Unvested Portion thereof, and the remaining 75% of the Unvested Portion of such Qualifying Shares shall vest in accordance with the vesting schedule set forth in the applicable Award agreement.

Proxy

(ii)       If the preceding clause (i) applied and if a Holder of Qualifying Shares is subject to an Involuntary Termination within 180 days following the same Change in Control, then all Qualifying Shares held by such Holder (or shares issued in substitution thereof) shall become vested in full, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied.

(iii)           If Qualifying Awards were outstanding at the effective time of the Change in Control and they are accelerated in full pursuant to Subsection (b)(iii) above or otherwise, the vesting of all Qualifying Shares shall be accelerated in full, and Data I/O’s repurchase right with respect to all such shares shall lapse in full, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied.

14.3  Further Adjustment of Awards.

Subject to the preceding Section 14.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, dissolution, liquidation or Change in Control of Data I/O, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such actions before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, dissolution, liquidation or Change in Control that is the reason for such action. Without limiting the generality of the foregoing, if Data I/O is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement, without the Holder’s consent, may provide for:

(a) the continuation of such outstanding Award by Data I/O (if Data I/O is the surviving corporation);

(b) the assumption of the 2000 Plan and some or all outstanding Awards by the surviving corporation or its parent;

(c) the substitution by the surviving corporation or its parent of Awards with substantially the same terms for such outstanding Awards; or

(d) the cancellation of such outstanding Awards with or without payment of any consideration.

14.4  Limitations.

The grant of Awards will in no way affect Data I/O's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

14.5  Fractional Shares.

In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

15.
WITHHOLDING

Data I/O may require the Holder to pay to Data I/O in cash the amount of any withholding taxes that Data I/O is required to withhold with respect to the grant, exercise, payment or settlement of any Award. Data I/O shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from Data I/O to the Participant an amount equal to such taxes. Data I/O may also deduct from any Award any other amounts due from the Participant to Data I/O or a Subsidiary.

Proxy

16.
AMENDMENT AND TERMINATION OF 2000 PLAN

16.1  Amendment of 2000 Plan.

The 2000 Plan may be amended by the Board in such respects as it shall deem advisable including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will increase the aggregate number of shares as to which Incentive Stock Options may be granted or change the class of persons eligible to participate. Amendments made to the 2000 Plan which would constitute “modifications” to Incentive Stock Options outstanding on the date of such Amendments shall not be applicable to such outstanding Incentive Stock Options but shall have prospective effect only. The Board may condition the effectiveness of any amendment on the receipt of shareholder approval at such time and in such manner as the Board may consider necessary for Data I/O to comply with or to avail Data I/O, the Holders or both of the benefits of any securities, tax, market listing or other administrative or regulatory requirement which the Board determines to be desirable. Whenever shareholder approval is sought, and unless required otherwise by applicable law or exchange requirements, the proposed action shall require the affirmative vote of holders of a majority of the shares present, entitled to vote and voting on the matter without including abstentions or broker non-votes in the denominator.

16.2  Termination Of 2000 Plan.

Data I/O's shareholders or the Board may suspend or terminate the 2000 Plan at any time. The 2000 Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten (10) years after the earlier of the 2000 Plan's adoption by the Board or approval by the shareholders.

17.
GENERAL

17.1 Award Agreements.

Awards granted under the 2000 Plan shall be evidenced by a written agreement which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the 2000 Plan.

17.2 Continued Employment or Services; Rights In Awards.

None of the 2000 Plan, participation in the 2000 Plan as a Participant or any action of the Plan Administrator taken under the 2000 Plan shall be construed as giving any Participant or employee of Data I/O any right to be retained in the employ of Data I/O or limit Data I/O's right to terminate the employment or services of the Participant.

17.3 Registration; Certificates For Shares.

Data I/O shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the 2000 Plan, or to continue in effect any such registrations or qualifications if made. Data I/O may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for Data I/O deems necessary or desirable for compliance by Data I/O with federal and state securities laws.

Inability of Data I/O to obtain, from any regulatory body having jurisdiction, the authority deemed by

Data I/O's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve Data I/O of any liability in respect of the non-issuance or sale of such shares as to which such requisite authority shall not have been obtained.

17.4 No Rights As A Shareholder.

No Option, Stock Appreciation Right or Other Stock-Based Award shall entitle the Holder to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the 2000 Plan of the shares that are the subject of such Award, free of all applicable restrictions.

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17.5  Compliance With Laws And Regulations.

In interpreting and applying the provisions of the 2000 Plan, any Option granted as an Incentive Stock Option pursuant to the 2000 Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

17.6  No Trust Or Fund.

The 2000 Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require Data I/O to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of Data I/O.

17.7  Severability.

If any provision of the 2000 Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the 2000 Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the 2000 Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the 2000 Plan and any such Award shall remain in full force and effect.

17.8  Restrictions.

(a) Excise tax gross-ups are not allowed.

(b) Awards are not transferable to 3rd party financial institutions.

18.
EFFECTIVE DATE

The 2000 Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by Data I/O's shareholders at any time within twelve (12) months of such adoption.

The original 2000 Plan was adopted by the Board on February 28, 2000 and approved by Data I/O's shareholders in May 2000. The 2000 Plan was amended and approved by the Board and Data I/O's shareholders in: 2002 to add an additional 200,000 shares; 2004, to add an additional 300,000 shares; 2006, to add an additional 300,000 shares; 2009, to add an additional 300,000 shares; 2011, to add an additional 300,000 shares; 2012, to add an additional 300,000 shares; 2017, to add an additional 250,000 shares and 2018, to add an additional 300,000 shares of Common Stock to be reserved for issuance under the 2000 Plan On February 24, 2021, the Board amended and restated the 2000 Plan to add an additional 700,000 shares of Common Stock to be reserved for issuance under the 2000 Plan.

Proxy

Data I/O Corporation

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 19, 2021 at 11:59 P.M., Eastern Time.

Online
Go to **www.envisionreports.com/DAIO** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Withhold
01 - Anthony Ambrose	☐	☐
02 - Douglas W. Brown	☐	☐
03 - Mark A. Gallenberger	☐	☐
04 - Sally A. Washlow	☐	☐

Proposal	For	Against	Abstain
2. To ratify the continued appointment of Grant Thornton LLP as the Company's independent auditors.	☐	☐	☐
3. Advisory vote (Say on Pay) approving the compensation of the Company's named executive officers.	☐	☐	☐
4. To approve the amendment and restatement of the Data I/O Corporation 2000 Stock Compensation Incentive Plan as described in the Proxy Statement for the 2021 Annual Meeting of Shareholders.	☐	☐	☐

5. The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS ON THE PROPOSALS.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

4 3 B V

03FRKC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2020 Annual Report to Shareholders are available at:
https://www.dataio.com/Company/Investor-Relations/Annual-Meeting.aspx

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▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — Data I/O Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DATA I/O CORPORATION

The undersigned hereby appoints Anthony Ambrose, and Joel S. Hatlen, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Data I/O Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 20, 2021 at 10:00 a.m. Pacific or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed on this proxy card. The Board of Directors recommends a vote FOR all nominees, FOR ratification of the continued appointment of Grant Thornton LLP as the Company's independent auditors, FOR the advisory vote (Say on Pay) approving the compensation of the Company's named executive officers, and FOR the approval of the amendment and restatement of the Data I/O Corporation 2000 Stock Compensation Incentive Plan. If no specification is made, all shares represented by this proxy will be voted FOR all of said nominees, FOR ratification of the continued appointment of Grant Thornton LLP as the Company's independent auditors, FOR the advisory vote (Say on Pay) approving the compensation of the Company's named executive officers, FOR the approval of the amendment and restatement of the Data I/O Corporation 2000 Stock Compensation Incentive Plan, and will be voted on all other matters which may come before the meeting or any adjournment thereof.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.